                                                                   Exhibit 10.10







                     THE EQUITY RESIDENTIAL PROPERTIES TRUST

                        ADVANTAGE RETIREMENT SAVINGS PLAN

               (Amendment and Restated Effective January l, 2001)

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----

Article 1        INTRODUCTION.............................................................1
        1.01     .........................................................................1
        1.02     .........................................................................1

Article 2        DEFINITION...............................................................3
        2.01     Account..................................................................3
        2.02     Act......................................................................3
        2.03     Authorized Leave of Absence..............................................3
        2.04     Beneficiary..............................................................3
        2.05     Break in Service.........................................................3
        2.06     Code.....................................................................4
        2.07     Committee................................................................4
        2.08     Company..................................................................4
        2.09     Compensation.............................................................4
        2.10     Credited Service.........................................................4
        2.11     Distribution.............................................................5
        2.12     Effective Date...........................................................5
        2.13     Employee.................................................................5
        2.14     Employee Contributions...................................................6
        2.15     Employer.................................................................6
        2.16     Employer Contributions...................................................6
        2.17     Entry Date...............................................................6
        2.18     Fiduciary................................................................6
        2.19     Forfeiture...............................................................6
        2.20     Former Participant.......................................................6
        2.21     Fund.....................................................................6
        2.22     Hour of Service..........................................................6
        2.23     Normal Retirement Date...................................................7
        2.24     Participant..............................................................7
        2.25     Participating Employer...................................................7
        2.26     Permanent Disability.....................................................7
        2.27     Plan.....................................................................8
        2.28     Plan Year................................................................8
        2.29     Postponed Retirement Date................................................8
        2.30     Prior Plan...............................................................8
        2.31     Qualified Domestic Relations Order (QDRO)................................8
        2.32     Qualified Matching Contribution (QMAC)...................................8
        2.33     Qualified Non-Elective Contribution (QNEC)...............................8
        2.34     Recordkeeper.............................................................8
        2.35     Related Employer.........................................................8
        2.36     Related Plan.............................................................9
        2.37     Retirement...............................................................9


                                       i

                                TABLE OF CONTENTS
                                  (continued)
                                                                                        Page
                                                                                        ----

        2.38     Rollover Contribution....................................................9
        2.39     Termination of Employment................................................9
        2.40     Trust or Trust Agreement.................................................9
        2.41     Trustee..................................................................9
        2.42     Valuation Date...........................................................9
        2.43     Rules of Construction....................................................9

Article 3        PARTICIPATION...........................................................11
        3.01     Participation...........................................................11
        3.02     Participation and Rehire................................................12
        3.03     No Contract for Employment..............................................12

Article 4        CONTRIBUTIONS...........................................................13
        4.01     Pre-Tax Contributions...................................................13
        4.02     Suspension of Pre-Tax Contributions.....................................15
        4.03     Employer Profit Sharing Contributions...................................15
        4.04     Employer Matching Contributions.........................................17
        4.05     Qualified Matching Contributions........................................17
        4.06     Qualified Non-Elective Contributions....................................17
        4.07     Payment of Contributions................................................17
        4.08     Limitations on Contributions............................................18
        4.09     Rollover Contributions..................................................21

Article 5        ACCOUNTS AND ALLOCATIONS................................................23
        5.01     Participant Accounts....................................................23
        5.02     Investment Directives...................................................23
        5.03     Valuation...............................................................25
        5.04     Value of Account for Purposes of Distribution...........................25
        5.05     Expenses................................................................26
        5.06     Voting of Employer Stock................................................26
        5.07     Errors..................................................................26
        5.08     Allocations Do Not Affect Vesting.......................................26
        5.09     Limitations on Allocations..............................................26

Article 6        DISTRIBUTION AND VESTING................................................28
        6.01     Normal Retirement.......................................................28
        6.02     Postponed Retirement....................................................28
        6.03     Permanent Disability....................................................28
        6.04     Distribution Upon Death.................................................28
        6.05     Termination of Employment...............................................28
        6.06     Disposition of Forfeitures..............................................29
        6.07     Valuation and Timing of Distribution....................................31
        6.08     Method of Distribution..................................................33
        6.09     Withdrawal of Accounts..................................................34


                                       ii

                                TABLE OF CONTENTS
                                  (continued)
                                                                                        Page
                                                                                        ----

        6.10     Payment to Minors and Incapacitated Persons.............................36
        6.11     Missing Persons.........................................................36
        6.12     Application for Benefits................................................37
        6.13     Beneficiary.............................................................37
        6.14     Loans To Participants...................................................38

Article 7        ADMINISTRATION OF THE PLAN..............................................44
        7.01     Named Fiduciaries.......................................................44
        7.02     Company.................................................................44
        7.03     Trustee.................................................................44
        7.04     Plan Administrator......................................................44
        7.05     Standard of Fiduciary Duty..............................................47
        7.06     Claims Procedure........................................................47

Article 8        AMENDMENT AND TERMINATION...............................................49
        8.01     Right to Amend..........................................................49
        8.02     Termination and Discontinuance of Contributions.........................49

Article 9        MISCELLANEOUS...........................................................51
        9.01     Headings................................................................51
        9.02     Action by Employer......................................................51
        9.03     Spendthrift Clause......................................................51
        9.04     Discrimination..........................................................51
        9.05     Release.................................................................51
        9.06     Compliance with Applicable Laws.........................................51
        9.07     Agent for Service of Process............................................51
        9.08     Merger..................................................................52
        9.09     Governing Law...........................................................52
        9.10     Absence of Guarantee....................................................52

Article 10       TOP HEAVY RULES.........................................................53
        10.01    General Rule............................................................53
        10.02    Definitions.............................................................53
        10.03    Minimum Allocation......................................................54
        10.04    Nonforfeitability of Employer Top-Heavy Contribution....................54
        10.05    Vesting.................................................................54

                     THE EQUITY RESIDENTIAL PROPERTIES TRUST

                        ADVANTAGE RETIREMENT SAVINGS PLAN

                      (Restated Effective January 1, 2001)

                                    Article 1

                                  INTRODUCTION

         1.01 Equity Residential Properties Trust, a Maryland real estate trust (the "Company") established a Profit Sharing Plan and Trust effective January 1, 1995, known as the Equity Residential Properties Trust Advantage Retirement Savings Plan.

         Effective January 1, 2001, Lexford Residential Trust ("Lexford") and Grove Property Trust ("Grove") was merged into the Company and the employees of Lexford who participated in the Lexford Residential Trust Savings Plan (the "Lexford Plan") and the employees of Grove who participated in the Grove Property Trust 401(k) Retirement Plan (the "Grove Plan") began participating in this Plan. Effective July 1, 2001, Globe Business Resources, Inc. ("Globe"), and the employees of Globe who participated in the Globe Business Resources, Inc. 401(k)/Profit-Sharing Plan (the "Globe Plan") began participating in this Plan. The Lexford Plan and Grove Plan were merged into this Plan effective January 1, 2001, and the Globe Plan was merged into this Plan on August 1, 2001. Effective as of December 31, 2001, two frozen plans previously maintained by subsidiaries of the Company, the Cardinal Industries, Inc. Retirement Plan (the "Cardinal Plan"), and the Equity Hotel Savings Trust (the "Hotel Trust") were merged into the Plan.

         The Company hereby amends and restates the Plan to provide for the merger into the Plan of the Lexford Plan, Grove Plan, Globe Plan, the Cardinal Plan and the Hotel Trust, to comply with recent legislation, to incorporate previous amendments, to delete obsolete provisions, and to make other administrative, technical and conforming changes. The restatement of the Plan is generally effective as of January 1, 2001, except as specifically stated otherwise in this Plan document.

         The Plan was established on a qualified basis, and shall be maintained in such manner as will continue to meet the applicable qualification requirements of Section 401 of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended. Anything else contained herein to the contrary notwithstanding, any provision of this amendment and restatement of the Plan which is required to have an effective date earlier than January 1, 2001, in order to preserve the qualified status of the Plan under Section 401 shall be effective as of such date. In the case of a plan that has been merged into the Plan, any such provision which has an effective date prior to the date of merger, shall apply to such plan, and shall govern the rights of participants in such plan, during the period between such effective date and the date of merger.

         1.02 The purpose of this Plan is to provide the benefits of a qualified combined profit sharing and cash or deferred arrangement that is funded, insofar as the law permits, through pre-tax salary reduction contributions and Employer contributions, for the exclusive benefit of the

Participants and their Beneficiaries; and this Plan shall be administered and interpreted in accordance with such purpose. For purposes of Section 401(a)(27) of the Code, the Plan is a profit sharing plan.

                                    Article 2

                                   DEFINITION

         Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

         2.01 ACCOUNT shall mean the total Account established and maintained by the Plan Administrator or Trustee for each Participant, Former Participant, or their Beneficiaries, to which shall be allocated the Participant's interest, if any, in the Fund. Each Account shall be comprised of the sub-accounts described in Section 5.01.

         2.02 ACT shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same has been and may be amended from time to time.

         2.03 AUTHORIZED LEAVE OF ABSENCE shall mean any absence authorized by an Employer under the Company's leave of absence policies, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. Once approved, a Leave of Absence begins on the first day the employee is absent from work. An absence covered under the Family Medical Leave Act shall be considered an authorized Leave of Absence provided that the Employee returns to employment with an Employer within the period provided by law. A period of Qualified Military Service (as hereinafter defined) shall also be considered an Authorized Leave of Absence. In other cases, the maximum length of an Authorized Leave of Absence is 26 weeks.

         A period of Authorized Leave of Absence shall not be considered a Break in Service. Employees will continue to accrue hours of Credited Service for the number of hours for which they receive compensation while on leave, or for any period of Qualified Military Service. A person on Authorized Leave of Absence who does not return to employment with an Employer or a Related Employer when such Authorized Leave has expired will be considered to have a Termination of Employment as defined in the leave policies of the Company.

         2.04 BENEFICIARY shall mean any person or persons entitled to benefits under the Plan upon the death of a Participant, as determined under
Section 6.13.

         2.05 BREAK IN SERVICE refers to a Plan Year in which an Employee has 500 or fewer Hours of Service. Solely for purposes of determining whether the Employee has incurred a Break in Service, an Employee who is on a Leave of Absence by reason of: (i) the pregnancy of the Employee; (ii) the birth of a child of the Employee; (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee; or (iv) caring for a child referred to in (ii) and (iii) above immediately following such birth or placement, shall be credited with Hours of Service for such Absence. Hours of Service shall be credited for such Absence at the rate of ten (10) hours per day, or forty-five (45) hours per week, but no more than 501 hours shall be credited for such Absence in any Plan Year. Such Hours of Service shall be credited for the Plan Year in which such Absence occurs if necessary to prevent a Break in Service for that

Plan Year; otherwise such Hours of Service shall be credited in the next following Plan Year, but only if necessary to prevent a Break in Service for that Plan Year.

         2.06 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.07 COMMITTEE shall mean the Administrative Committee, if any, appointed by the Company under Article 7 to oversee the administration of the Plan.

         2.08 COMPANY shall mean Equity Residential Properties Trust, a Maryland real estate trust, and its successors. The Company shall be the Plan Sponsor.

         2.09 COMPENSATION shall mean the total cash compensation of each Participant (but only while a Participant) paid by the Employer during any Plan Year, including bonuses (except as provided below), overtime pay and commissioned earnings, and before reductions for salary reduction contributions contributed to this Plan, to a cafeteria plan under Section 125 of the Code, or to a qualified transportation fringe benefit policy under Section 132(f) of the Code. Compensation shall not include (i) relocation pay or related payments;
(ii) severance pay; (iii) the rental value of apartments provided to the resident managers of the rental properties of any Employer; (iv) disposition of incentive stock options; (v) miscellaneous compensation; (vi) non-qualified stock options; (vii) tips; or (viii) solely for purposes of Section 4.01, any hire or retention bonus or other bonus that is not a performance-based incentive bonus.

         Any Employee's Compensation for any Plan Year in excess of $170,000 (or such other amount provided pursuant to Section 401(a)(17) of the Code) shall be disregarded for all purposes under the Plan. Effective January 1, 2002, $200,000 shall be substituted for $170,000 in the preceding sentence. If an Employee receives Compensation from more than one Employer for a Plan Year, then his Compensation from all such Employers shall be aggregated for purposes of applying the limit of Section 401(a)(17) of the Code for that Plan Year. Commencing January 1, 1997, the rules requiring the aggregation of compensation paid to certain family members of Highly Compensated Employees as set forth in the Plan prior to the Effective Date shall no longer apply.

         For purposes of determining the Compensation of any Participant employed by a Participating Employer for the Plan Year in which the Participating Employer first maintains the Plan, only Compensation earned on and after the effective date by which the Participating Employer becomes a Participating Employer (or, if later, the date the individual becomes a Participant) shall be counted under the Plan.

         2.10 CREDITED SERVICE shall mean the number of years of service used to determine a Participant's vesting in Employer Contributions made pursuant to Sections 4.03 and 4.04, which shall be measured in accordance with the following rules:

         (a) Subject to the other rules listed in this Section, an Employee shall receive one (1) year of Credited Service for any Plan Year during which he earns 1,000 or more Hours of Service for one or more Employers or Related Employers.

         (b) An individual shall not receive any Credited Service for any period of employment during any Plan Year if he earns less than 1,000 Hours of Service for one or more Employers or Related Employers during such Plan Year.

         (c) Except to the extent specifically provided in Schedule A hereto, Credited Service shall not include: Hours of Service worked for an entity prior to the earlier of (i) the date on which it adopted this Plan or
(ii) the date on which it became a Related Employer.

         (d) An individual shall not receive Credited Service for any period of employment which precedes a Break in Service, if:

                  (i) As of the first day of the Break in Service, the individual was not entitled to a vested benefit under
                           Section 6.05; and

                  (ii) The duration of the Break in Service measured in years (complete months expressed as a fraction of a year) equals or exceeds five (5) years.

         (e) Any Participant who ceases to be employed by an Employer but who remains employed with any Related Employer or any other entity to the extent provided in Schedule A, shall continue to earn Credited Service as though such employment was employment with an Employer for purposes of vesting under this Plan. Such employment also shall be considered as employment by an Employer for purposes of Section 2.40 and eligibility to receive benefits, but the contribution provisions of Article 4 shall not apply while he is not employed by an Employer, notwithstanding any Plan provisions to the contrary.

         (f) An Employee's Credited Service as of the Effective Date of the Plan shall not be less than the service accrued immediately prior to the Effective Date of the Plan.

         2.11 DISTRIBUTION shall mean payment by the Trustee to or for the benefit of a Participant, Beneficiary or other person entitled to benefits as provided in this Plan.

         2.12 EFFECTIVE DATE shall mean January 1, 2001. Effective Date of the Plan shall mean January 1, 1995.

         2.13 EMPLOYEE shall mean any person engaged in rendering personal services to and under the control or supervision of an Employer and who is receiving or accruing compensation from an Employer therefor, including any person on Authorized Leave of Absence; but excluding any person whose terms of employment are governed by the provisions of a collective bargaining agreement with respect to which retirement benefits were the subject of good faith negotiations, unless such agreement provides for such person's coverage under the Plan, and any person who is an independent contractor.

         A Leased Employee shall not be considered an Employee, but a Leased Employee who is subsequently hired as an Employee shall be entitled to Credited Service for the period spent as a Leased Employee to the extent required by
Section 414(n) of the Code and the regulations thereunder, a Leased Employee who is subsequently employed as an Employee shall be treated as an Employee. For this purpose, a "Leased Employee" means any individual who is not an Employee and who provides services for the Employer if: (i) such services are provided pursuant to an agreement between the Employer and any other person; (ii) such individual has performed such services for the Employer (or a related person within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year; and (iii) effective January 1, 1997, such services are performed under the primary direction and control of the Employer.

         2.14 EMPLOYEE CONTRIBUTIONS shall mean contributions made or elected to be made by or on behalf of a Participant to the Plan as required or permitted under Section 4.01 of the Plan, as from time to time in effect.

         2.15 EMPLOYER shall mean the Company and/or any Participating Employer, and any successors or assigns of the Company or of any Participating Employer. Each Employer shall bear the costs of contributions and may also bear the costs of reasonable administrative expenses under the Plan for its Employees.

         2.16 EMPLOYER CONTRIBUTIONS shall refer to the Employer Profit Sharing Contributions made under Section 4.03 and the Employer Matching Contributions made under Section 4.04, and may refer to Qualified Matching Contributions under Section 4.05 or Qualified Non-elective Contributions under
Section 4.06, to the extent such Contributions are made to satisfy the tests set forth in Section 4.08.

         2.17 ENTRY DATE shall mean the first day of each payroll period in each Plan Year.

         2.18 FIDUCIARY shall mean any party named as a Fiduciary in Article 7 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of any powers and duties specifically allocated to such party under the Plan which are in the nature of fiduciary powers within the scope of Section 3(2l) of the Act.

         2.19 FORFEITURE shall mean the cancellation and treatment of the non-vested portion of a Participant's Account in accordance with Section 6.06.

         2.20 FORMER PARTICIPANT shall mean an individual who has had a Termination of Employment, and who was not thereafter re-employed, but who has not received a complete Distribution of his Account.

         2.21 FUND shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement.

         2.22     HOUR OF SERVICE shall mean:

         (a) Each hour for which an Employee is paid, or entitled to payment, for his performance of duties for an Employer or Related Employer.

         (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or a Related Employer, on account of a period of time during which he performs no duties (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, or leave of absence; provided that no Employee shall receive credit for more than 501 Hours of Service for any single continuous period of non-working time, except for an Employee in Qualified Military Service.

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Related Employer with respect to an Employee.

         The following rules shall apply in the determination of whether an Employee completes an Hour of Service:

                  (i) The same hours shall not be credited under subparagraphs (a) or (b) above, as the case may be, and subparagraph (c) above;

                  (ii) The rules relating to determining Hours of Service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of continuous employment shall be those rules stated in U.S. Department of Labor regulations 2530.200b-2(b) and (c), respectively.

                  (iii) In determining Hours of Service an Employee who is employed by an Employer on other than an hourly rated basis shall be credited with ten (10) hours per day, or forty-five (45) hours per week for each day or week the Employee would, if hourly rated, be credited with Service pursuant to Subsection 2.22(a).

         2.23 NORMAL RETIREMENT DATE shall mean the date a Participant reaches age sixty-five (65). Each Participant who attains his Normal Retirement Date while actively employed shall become one hundred percent (100%) vested in his Account as of such Date, regardless of his years of Credited Service.

         2.24 PARTICIPANT shall mean an Employee who becomes eligible to participate in the Plan as provided in Section 3.01, and shall also include an Employee who has made a Rollover Contribution, but only for purposes of such Contribution.

         2.25 PARTICIPATING EMPLOYER shall mean any corporation, partnership or trust that adopts this Plan and agrees to be governed by the terms and provisions of this Plan and to participate herein. Upon the adoption of this Plan by a Participating Employer, its employees shall be considered as Employees for all purposes of this Plan effective as of the date of adoption, or as of such earlier date as is specified in the resolution of adoption. No Participating Employer shall be permitted to become a Participating Employer without the consent of the Company. The Participating Employer status of any corporation, partnership or trust shall cease as of the effective date specified in a resolution of the Company which revokes such status. If any Participating Employer so ceases to participate hereunder, such event shall not constitute a partial or complete termination of the Plan except as otherwise provided under the circumstances by applicable law. The Participating Employers shall be those entities set forth on Schedule B hereto as in effect from time to time.

         2.26 PERMANENT DISABILITY shall mean a physical or mental condition which, based upon medical reports and other evidence satisfactory to the Plan Administrator, presumably permanently prevents an Employee from satisfactorily performing his usual duties for his Employer or the duties of such other position or job which his Employer makes available to him and for which such Employee is qualified by reason of his training, education or experience.

         2.27 PLAN shall mean The Equity Residential Properties Trust Advantage Retirement Savings Plan, as in effect from time to time, including any amendment or restatement thereof.

         2.28     PLAN YEAR shall mean the calendar year.

         2.29 POSTPONED RETIREMENT DATE shall mean a date following a Participant's Normal Retirement Date on which he actually terminates his employment.

         2.30 PRIOR PLAN shall mean a defined contribution retirement plan that has been merged into the Plan or from which account balances have been transferred in a direct trust-to-trust transfer, including the Lexford Plan, the Grove Plan, the Globe Plan, the Cardinal Plan, the Hotel Trust, and the Wellsford Residential Property Trust 401(k) Profit Sharing Plan.

         2.31 QUALIFIED DOMESTIC RELATIONS ORDER (QDRO) shall mean (1) a qualified domestic relations order, as defined in Section 414(p) of the Code and
Section 206(d) of the Act, entered after December 31, 1984, or (2) a domestic relations order, entered before January 1, 1985.

         2.32 QUALIFIED MATCHING CONTRIBUTION (QMAC) shall mean an additional contribution made by the Employer in order to satisfy the requirements of Section 4.08. This contribution shall be treated as designated in Section 4.05.

         2.33 QUALIFIED MILITARY SERVICE shall mean a period of time during which an Employee is serving in the armed forces of the United States provided that the Employee has reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 (or other applicable federal law) and returns to employment during the period in which his reemployment rights are protected. Wherever this Plan provides for additional contributions to be made on behalf of a Participant who returns after Qualified Military Service, such contributions shall be treated for purposes of all annual limitations on contributions as having been made in the Plan Year for which they would have been made but for the Qualified Military Service, shall be based on the Compensation the Participant would have earned had he been employed during the period of Qualified Military Service, shall not be credited with any earnings, gains or losses until actually made, and shall in all other respects be made in a manner consistent with Code Section 414(u) and the regulations thereunder.

         2.34 QUALIFIED NON-ELECTIVE CONTRIBUTION (QNEC) shall mean an additional contribution made by the Employer in order to satisfy the requirements of Section 4.08. This contribution shall be treated as designated in Section 4.06.

         2.35 RECORDKEEPER shall mean the person(s), corporation(s), associations(s), or a combination of them, whose duties include the tracking and updating of account values for participants, the tracking of plan activities and total plan balances and other similar duties.

         2.36 RELATED EMPLOYER shall mean (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes any Employer; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the
Code) with any Employer, (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code) that includes any Employer, and (iv) any other entity required to be aggregated with any Employer under regulations pursuant to Section 414(o) of the

Code. For purposes of Section 5.09, the meanings of (i) and (ii) shall be as modified by Section 415(h) of the Code. The Related Employers shall be those Employers set forth on Schedule B hereto as in effect from time to time.

         2.37 RELATED PLAN shall mean any other defined contribution plan (as defined in Section 415 of the Code) maintained by the Company or by a Related Employer.

         2.38 RETIREMENT shall mean the termination of employment of a Participant on his Normal or Postponed Retirement Date.

         2.39 ROLLOVER CONTRIBUTION shall mean contributions made by or on behalf of a Participant to the Plan pursuant to Section 4.09.

         2.40 TERMINATION OF EMPLOYMENT shall mean that an Employee has ceased to be employed by the Employer and all Related Employers for any of the following reasons:

                  (i)      Voluntary resignation from service;

                  (ii)     Discharge from service;

                  (iii)    Retirement;

                  (iv)     Death;

                  (v)      Permanent Disability; or

                  (vi) Loss of Employer or Related Employer status provided that distributions shall only be made as a result of such loss of status to the extent permitted by
                           Section 401(k)(10) of the Code, or as provided in
                           Section 6.05(b).

An Employee who ceases to be actively employed by reason of an Authorized Leave of Absence shall not be considered as having a Termination of Employment until the end of such Leave.

         2.41 TRUST or TRUST AGREEMENT shall mean the separate agreement of Trust entered into between the Company and the Trustee which governs the creation of the Fund, and all amendments thereto which may hereafter be made.

         2.42 TRUSTEE shall mean the person(s), corporation(s), association(s), or a combination of them, acting as Trustee under the Trust Agreement.

         2.43 VALUATION DATE shall mean the last business day of the Plan Year. The Plan Administrator may designate additional Valuation Dates for the purposes of valuing the assets for (i) updating individual Participant Account Balances for Participant reporting (ii) performing transfers of account balances among investment funds for an individual Participant (iii) processing withdrawals, loans and distributions for individual Participants and/or (iv) any other individual plan activity or reporting activity as deemed necessary by the Plan Administrator.

         2.44 RULES OF CONSTRUCTION. A defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the work "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                    Article 3

                                  PARTICIPATION

         3.01     PARTICIPATION.

         (a) Employees who were eligible to participate in the Plan, or in the Grove Plan or Lexford Plan, on December 31, 2000, shall continue to be eligible to participate on the Effective Date.

         (b) Except as otherwise provided below, any other individual who is an Employee on or after the Effective Date shall be eligible to participate in the Plan on any Entry Date on or after the date he becomes an Employee, provided he is still an Employee on such Entry Date. Persons who are Employees on December 31, 2000, but who were not previously eligible to participate because they had not yet completed a year of service as required prior to the Effective Date, shall be eligible to participate on the Effective Date.

         (c) Any person who is retained to provide services for an Employer and who is classified by the Employer, whether or not pursuant to a written agreement with such person or his employer, as an independent contractor or as the employee of a third party, and who is subsequently determined to have been a common law employee of an Employer by any court or tax authority, shall not be eligible to participate in the Plan, but if such person subsequently becomes eligible to participate he shall receive credit for this Credited Service as a common law employee. The provisions of this subsection (c) are intended to clarify the eligibility requirements of the Plan as in effect since the Effective Date of the Plan, and nothing contained herein shall be construed to imply that such persons were previously eligible to participate.

         (d) Any Employee who is a participant in an Advantage Retirement Savings Plan by virtue of employment with a company listed in Schedule A shall not be eligible to participate in this Plan.

         (e) Any Employee who is covered by a collective bargaining agreement shall participate in the Plan only if explicitly so provided in the collective bargaining agreement, and any provisions of such collective bargaining agreement that provide for such Employees to participate on a basis different from other Employees shall be deemed incorporated into the Plan and shall govern with respect to such Employees, to the extent not inconsistent with the tax qualified status of the Plan or other applicable law.

         (f) Any Employee or former Employee of Cardinal Industries, Inc., or Reserve Square, Inc., whose account in the Cardinal Plan or Hotel Trust is transferred to this Plan as of December 31, 2001, shall be considered a Participant with respect to such transferred account only, and shall not be entitled to any additional allocations or contributions under this Plan, including the right to make a Rollover Contribution, unless such person becomes an eligible Employee as provided above.

         (g) Any Employee who is a nonresident alien with no United States source income shall not be eligible to participate in the Plan.

         3.02     PARTICIPATION AND REHIRE.

         (a) An Employee's participation in the Plan shall continue until the Participant has a Termination of Employment. Any Participant who has a Termination of Employment shall cease to be a Participant and his benefits shall thereafter be governed by the provisions of Article 6.

         (b) An Employee who was an eligible employee at the time of his Termination of Employment and who is subsequently rehired shall be eligible to begin or resume participation immediately.

         3.03 NO CONTRACT FOR EMPLOYMENT. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

                                    Article 4

                                  CONTRIBUTIONS

         4.01     PRE-TAX CONTRIBUTIONS.

         (a) For each Plan Year or portion thereof, each Employer shall contribute in cash amounts specified in salary reduction agreements made pursuant to this Section 4.01. A Participant may enter into a salary reduction agreement with his Employer pursuant to which he declines the salary reduction opportunity and elects not to contribute. The Participant may enter into a salary reduction agreement, in which he designates one to eighteen percent (1 to 18%), expressed in whole integers, of his Compensation subject to the limitations of this Article 4, be withheld and contributed on a pre-tax basis by his Employer to the Plan. Effective January 1, 2002, the maximum percentage that a Participant may agree to defer shall be increased from eighteen percent (18%) to fifty percent (50%).

         (b) The Plan Administrator may modify the provisions governing the timing and effect of salary reduction agreements from time to time in a manner that is not discriminatory in favor of Highly Compensated Employees. Without limiting the generality of the foregoing, the Plan Administrator may modify the time and manner in which salary reduction agreements may be made and modified (including permitting agreements to be made or modified by voice response system or other electronic means), and may establish rules permitting Participant's to specify particular paychecks to which his elected salary reduction shall or shall not apply (and, in such case, the percentage limitation described above shall be applied to the aggregate Compensation of the Participant instead of the Compensation covered by each specific paycheck). Absent such direction, the elected percentage shall apply equally to each paycheck covered by the salary reduction agreement. Such election to be valid shall be in conformance with the form and procedure specified by the Plan Administrator.

         (c) Any former participant in the Lexford Plan or Grove Plan who does not make a different election shall be deemed to have elected to have the same percentage withheld from his Compensation under this Plan as the last election in effect under the Lexford Plan or Grove Plan prior to the Effective Date (but subject to the maximum percentage permitted under this Plan). The Plan Administrator may provide for other situations, including future acquisitions, in which Employees will be deemed to have made salary reduction agreements, consistent with all applicable laws.

         (d) A salary reduction agreement, whether it is for a specific paycheck or a regular salary reduction agreement, shall be deemed to be entered into by an Employee on the date on which a properly completed and executed agreement is received by the Plan Administrator. Properly completed agreements must be received by the Plan Administrator before the cut-off dates established for the processing of salary reduction agreements.

         (e) If a Participant's Compensation rate changes while he has a salary reduction agreement in effect under this Section the elected percentage shall continue to apply to the new compensation rate, subject to applicable limitations.

         (f) Effective as of the first day of each payroll period, a Participant may change the percentage of Compensation designated for contribution under his salary reduction agreement, subject to the limitations of this Article 4. These changes must be received by the Plan Administrator before the cut-off dates established for the processing of salary reduction changes. The Plan Administrator may allow agreements to be entered orally or by other electronic means if confirmed in writing to the Participant. Unless so changed, or suspended under Section 4.02, a Participant's salary reduction agreement shall continue in effect until the earlier of the Termination of Employment with his Employer or a termination of the Plan affecting him; provided, however, that the salary reduction agreement of a Participant who is transferred from employment with one Participating Employer to employment with another Participating Employer, without interruption, shall not be affected by such transfers and shall continue in effect thereafter as if entered into with his new Employer.

         (g) No amount shall be contributed on behalf of any Participant under Section 4.01(a) in an amount which, when considered together with any Pre-Tax Contributions elected by such Participant and made on his behalf under any other qualified retirement plan having a cash or deferred arrangement in accordance with Section 401(k) of the Code, as amended (or any similar or successor provision of the Code), exceeds the amount set forth in the following table:

         Plan Year                 Maximum Contribution
         ---------                 --------------------
         2001                                 $10,500
         2002                                 $11,000
         2003                                 $12,000
         2004                                 $13,000
         2005                                 $14,000
         2006                                 $15,000
         After 2006                The limit in effect under Code Section 402(g) for the year

Any Pre-Tax Contribution that would otherwise exceed the foregoing limitation for a Plan Year shall be distributed to the Participant, with the income allocable thereto, not later than April 15 of the following year. If the amount of a Participant's Pre-Tax Contributions under this Plan does not exceed the foregoing limitation, but would cause the Participant's total elective deferrals (as defined in Section 402(g) of the Code) for the year to exceed the foregoing limitation when added to the Participant's elective deferrals under plans not maintained by a Related Employer, the Participant may notify the Plan Administrator and the amount designated by the Participant as necessary to comply with the foregoing limitation shall be distributed in accordance with the preceding sentence.

         (h) Notwithstanding the foregoing, a Participant who returns to employment from Qualified Military Service will have the opportunity to make supplemental Pre-Tax Contributions to the Plan by increasing his rate of deferral over a make-up period, which shall begin on the date of his reemployment, shall be equal to three times the period of his Qualified Military Service, up to a maximum of five years. For purposes of all limitations on contributions under the Plan, such contributions shall be treated as having been made during the period of Qualified Military Service.

         (i) In any Plan Year commencing on or after January 1, 2002, a Participant who has attained the age of 50 (or will attain the age of 50 by the last day of the Plan Year), and who is otherwise precluded from making additional Pre-Tax Contributions under any provision of this Plan, may enter into a supplemental salary reduction agreement to have his Employer make additional Pre-Tax Contributions ("Catch-Up Contributions") in an amount not to exceed the lesser of his Compensation for the Plan Year reduced by all other Pre-Tax Contributions for the Plan Year or the dollar amount set forth in the following table:

         Plan Year                 Maximum Contribution
         ---------                 --------------------
         2002                                  $1,000
         2003                                  $2,000
         2004                                  $3,000
         2005                                  $4,000
         2006                                  $5,000
         After 2006                The limit in effect under Code Section 414(v) for the year

Catch-Up Contributions shall not be eligible for Employer Matching Contributions, and shall not be subject to any of the limitations on the amount of Contributions under this Plan, except for the limits set forth above in this
Section 4.01(i). Except as otherwise provided in the preceding sentence, Catch-Up Contributions shall be considered Pre-Tax Contributions for all purposes of this Plan, including without limitation the rules governing the distribution of excess Pre-Tax Contributions set forth in Section 4.01(g), which shall be construed by substituting catch-up contributions subject to Section 414(v) of the Code for elective deferrals subject to Section 402(g). The Plan Administrator may adopt rules and procedures for implementing elections to make Catch-Up Contributions in accordance with Code Section 414(v).

         4.02     SUSPENSION OF PRE-TAX CONTRIBUTIONS.

         (a) A Participant may voluntarily suspend Pre-Tax Contributions at any time by contacting the Plan Administrator. Suspensions will be effective as soon as administratively practical.

         The earliest date a Participant may resume Pre-Tax Contributions after a suspension is on the first day of the first payroll period commencing on or after the Entry Date next following the effective date of such suspension of contributions, or any subsequent Entry Date thereafter. Resumptions must be received by the Plan Administrator before the cut-off dates established for the processing of salary reduction changes. The Plan Administrator may allow resumptions to be entered orally or by other electronic means, if confirmed in writing to the Participant.

         (b) Pre-Tax Contributions shall be suspended automatically during periods in which Compensation is not payable to the absent Employee.

         4.03     EMPLOYER PROFIT SHARING CONTRIBUTIONS.

         (a) Each Employer may make a contribution to the Plan for each Plan Year on behalf of each of the Participants who (i) have satisfied the eligibility requirements of subparagraphs (a) and (b) and (ii) who either (A) have completed 1,000 or more Hours of Service during the Plan Year and remains employed by the Employer as of December 31 of the Plan Year, or (B) who incurred a Retirement, died or had a Termination of Employment due to a Permanent Disability during the Plan Year. In addition, each Employer may make an Employer Profit Sharing Contribution on behalf of each Participant who transferred from such Employer to a company listed on Schedule A provided that such Participant remained employed by such company as of his last scheduled work day of the Plan Year, or terminated such employment because he incurred a Retirement, died or had a termination of Employment due to a Permanent Disability during such Year. Such contribution, when made, shall be in an amount determined by the Employer and allocated based on a uniform percentage of the Compensation that each eligible Participant earned while both eligible to participate and employed by that Employer for the Plan Year. In addition, each Employer shall make a contribution on behalf of each Participant who returns from Qualified Military Service equal to the Employer Profit-Sharing Contributions that would have been allocated to such Participant's Account had he been employed during the period of Qualified Military Service.

         (b) A Participant will be eligible to share in the Employer Profit-Sharing Contributions beginning with the first payroll period after he has completed one full year as an Employee (counting service with Lexford or Grove or, to the extent so provided by the Plan Administrator, other employers acquired in the future), provided that he is credited with at least 1,000 Hours of Service during such year. In the Plan Year in which he first becomes eligible, only Compensation earned after the payroll period in which he becomes eligible to share shall be counted for purposes of allocating his share of the Employer Profit-Sharing Contribution. An Employee whose employment is terminated before he is eligible to share in Employer Profit Sharing Contributions and is later re-hired must complete a year of employment after being rehired before becoming eligible. An Employee whose employment is terminated after he has become eligible to share in the Employer Profit-Sharing Contribution and who is subsequently rehired will be immediately eligible to share in Profit Sharing Contributions unless he incurred five (5) consecutive Breaks in Service, in which event he must complete a new year of employment after being rehired. An Employee who is transferred to a position in which he becomes eligible to share in Employer Profit Sharing Contribution after completing a year of employment in a position in which he is not eligible shall be immediately eligible, but based only on Compensation earned after the date of transfer.

         (c) The amount of each Employer's Profit-Sharing Contribution for each Plan Year shall be determined by the Board of Trustees or Directors of the Employer in its sole discretion, and shall not be limited to the Employer's net profits. An Employer may also make separate Profit-Sharing Contributions (or no Profit-Sharing Contribution) on behalf of different groups of Participants who are employed by separate operating divisions, which shall be allocated only among such Participants. Unless and until otherwise provided by the Board of Trustees of the Company, no Employer Profit-Sharing Contribution made by the Company shall be made on behalf of Participants who are employed by the division consisting of the operations purchased from the Lexford Residential Trust (the "Lexford Division"), and Participants employed by the Lexford Division shall not be eligible to participate in the Employer Profit-Sharing Contributions.

         4.04     EMPLOYER MATCHING CONTRIBUTIONS.

         Each Employer shall make Employer Matching Contributions on behalf of each of the Participants who is eligible to participate in Employer Profit-Sharing Contributions for the Plan Year (regardless of whether any Employer Profit-Sharing Contributions are actually made by such Employer). In addition, each Employer shall make an Employer Matching Contribution on behalf of each Participant who transferred from such Employer to a company listed on Schedule A provided that such Participant remained employed by such company as of his last scheduled work day of the Plan Year, or terminated such employment because he incurred a Retirement, died or had a Termination of Employment due to a Permanent Disability during such Year. Each Employer shall contribute on behalf of each such Participant an amount equal to the Participant's Pre-Tax Contributions made while the Participant was employed by such Employer to the extent they do not exceed 4% of the Participant's Compensation earned while the Participant was employed by such Employer for the Plan Year. In addition to the foregoing, each Employer shall make supplemental matching contributions with respect to any Participant returning from Qualified Military Service based upon the supplemental Pre-Tax Contributions the Participant elects to make pursuant to Section 4.01(h), equal to the amount of Employer Matching Contributions the Participant would have received had such Pre-Tax Contributions been made during his period of Qualified Military Service. Notwithstanding the foregoing, Employer Matching Contributions shall not be made to the Plan with respect to a Participant to the extent that such contributions would cause the limitations set forth in Section 4.08(d) to be exceeded for such Participant with respect to the year for which such contributions are made.

         4.05 QUALIFIED MATCHING CONTRIBUTIONS. Each Employer may make an additional Employer Matching Contribution for purposes of satisfying the requirements of Section 4.08. Such contributions shall be made in amounts determined by each Employer (and approved by the Company) and allocated among Participants who are not members of the Highly Compensated Group (as defined in Section 4.08) as determined by the Company. These contributions shall be 100% vested and shall be treated as Employer Matching Contributions for purposes of
Section 6.

         4.06 QUALIFIED NON-ELECTIVE CONTRIBUTIONS. Each Employer may make an additional Employer Profit Sharing Contribution for purposes of satisfying the requirements of Section 4.08. Such contributions shall be made in amounts determined by each Employer (and approved by the Company) and allocated among Participants who are not members of the Highly Compensated Group (as defined in Section 4.08) in proportion to the relative Compensation that each eligible Participant earned while both eligible to participate and employed by that Employer for the Plan Year. These contributions shall be 100% vested and shall be treated as Employer Profit Sharing Contributions for purposes of Section 6.

         4.07     PAYMENT OF CONTRIBUTIONS.

         (a) Pre-Tax Contributions (in an amount specified by the Participant pursuant to Section 4.01) shall be withheld by the Employer from the Participant's Compensation and paid to the Trustee in cash as of the earliest date on which such Contributions can reasonably be segregated from the Company's general assets, but not later than the 15th business day of the month following the month in which the Participant contributions were withheld. The Employer Contributions made under Section 4.03, 4.04, 4.05 and 4.06, respectively, shall be paid to the

Trustee, in cash or in Employer stock, within the time for the Employer to obtain a federal income tax deduction for such payment following the end of the Plan Year, and such Contributions shall be credited, for purposes of allocating such Contributions, to the eligible Participants as of the end of the Plan Year for which they were made.

         (b) All Employer Contributions (including, for purposes of this paragraph, Pre-Tax Contributions made pursuant to Section 4.01) shall be irrevocable, and shall never inure to the benefit of the Employer. All Employer Contributions shall be transferred to the Trustee to be used only in accordance with the provisions of the Plan. Neither such contributions, nor the income therefrom shall be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries under the Plan and contingently for defraying reasonable expenses of administering the Plan.

         Notwithstanding the foregoing provisions of this Section, with respect to all contributions made under this Article 4 on or after the Effective Date of the Plan, the following conditions apply:

                  (i) all such contributions are conditioned on being deductible and shall be returned to the contributing Employer, to the extent a deduction for such contribution is disallowed, upon demand and within one year after such disallowance;

                  (ii) any such contribution made due to a mistake of fact shall be returned to the contributing Employer, upon demand and within one year after the contribution was made; and

         4.08     LIMITATIONS ON CONTRIBUTIONS.

         (a) Regardless of amounts which Participants contribute or elect to have contributed on their behalf under this Article 4, the total contributions made by an Employer under Sections 4.01, 4.03, 4.04, 4.05 and 4.06 in any taxable year of such Employer, taking into consideration contributions to other qualified retirement plans as well, shall not exceed the maximum amount deductible by such Employer under Section 404(a) of the Code, as amended from time to time, and regulations thereunder, nor shall the aggregate contributions made by all Employers to this Plan in any taxable year exceed the maximum amount deductible by such Employers in the aggregate or by a Related Employer.

         (b) In no event shall an Employer make contributions for any Plan Year commencing with 1997 that would result in the deferral percentage of the Highly Compensated Group (as defined in this Section) exceeding the greater of
(i) or (ii) below:

                  (i) the deferral percentage for all other Employees eligible to participate in the Plan for the immediately preceding Plan Year, multiplied by 1.25; or

                  (ii)     Alternative Limit; the lesser of:

                           (1) the deferral percentage of all other Employees eligible to participate in the Plan for the immediately preceding Plan Year, plus two (2) whole percentage points; or

                           (2) the deferral percentage of all such other Employees, multiplied by 2.0.

         (c) For purposes of Subsection (b), the deferral percentage of a group of Employees shall be the average of the ratios (calculated separately for each Employee in the group) of the Pre-Tax Contributions made under Sections
4.01 on behalf of each Employee for the Plan Year to the Employee's compensation for the Plan Year. Such ratio for each Employee shall be known as his "individual deferral percentage." Solely for the purposes of this Section (except Subsection (g)), compensation shall have the same meaning as in Section 415 of the Code: the Participant's wages (including Pre-Tax Contributions), salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan. For any Plan Year commencing with 2001, the Plan Administrator may elect to substitute the current Plan Year for the immediately preceding Plan Year in Subsection (b)(ii)(1) for purposes of either Subsection (b), Subsection (d), or both. Such election shall be accomplished by the adoption by the Plan Administrator of a written resolution not later than the end of the period described in Section 401(b) of the Code with respect to such Plan Year, which shall be considered an amendment to the Plan and may be reversed for subsequent Plan Years only with the consent of the Internal Revenue Service.

         (d) The Plan Administrator shall make certain that Employer Matching Contributions made under Section 4.04 satisfy the ACP test in a similar manner as the ADP test described under Subsection (b), to be applied as if Employer Matching Contributions were substituted for Pre-Tax Contributions for purposes of Subsection (b) above. If Employer Matching Contributions do not satisfy such test for a particular Plan Year, the Plan Administrator may elect to have them aggregated with Pre-Tax Contributions for this purpose. If the requirements of Subsection (b) would otherwise not be met for a Plan Year, the Plan Administrator shall elect, to the extent necessary:

                  (i) to have any excess Employer Matching Contributions made on behalf of members of the Highly Compensated Group distributed to the appropriate Participants for whom such excess contributions were made. Any such distribution of excess shall be made within 2-1/2 months after the close of the Plan Year to which it relates, or within such other time period as applicable law and regulations shall permit without causing the imposition of any applicable tax on excess contributions.

                  (ii) to make additional Qualified Matching Contributions or additional Qualified Non-Elective Contributions for the Plan Year on behalf of one or more Participants who are not members of the Highly Compensated Group. Once these additional Qualified Matching or Qualified Non-Elective Contributions have been allocated, the above tests shall be rerun, using the additional contributions to help satisfy either the ADP or ACP test, as appropriate.

         (e) If a "Multiple Use of the Alternative Limitation," as defined in Code Regulation Section 1.401(m)-2(b), occurs in a Plan Year beginning prior to January 1, 2002, then, notwithstanding any other provision of Subsection 4.08(b) or Subsection 4.08(d), the test in paragraph 4.08(b)(2) as applied to Employer Matching Contributions in Subsection 4.08(d) shall not be used to satisfy the requirements of this Section for Employer Matching Contributions in the same Plan Year that the test contained in paragraph 4.08(b)(2) is used to satisfy the requirements of this Section with respect to Pre-Tax Contributions. If the preceding sentence shall be applicable for a Plan Year, then the Plan Administrator shall determine whether to use the test in paragraph 4.08(b)(2) to satisfy the requirements of this Subsection 4.08(d) with respect to Employer Matching Contributions, or to use the test in paragraph 4.08(b)(2) to satisfy the requirements of Subsection 4.08(b) with respect to Pre-Tax Contributions for such Plan Year. This subsection (e) shall no longer apply effective January 1, 2002.

         (f) To the extent necessary to comply with the limitations set forth in Subsection (b), during such period as applicable law allows and after any adjustments under Section 5.07(b) the Plan Administrator shall refund to affected Participants in the Highly Compensated Group the excess contributions made under Section 4.01 for the Plan Year on behalf of some or all Participants in the Highly Compensated Group. For Plan Years beginning on or after January 1, 2002, an amount which would otherwise be required to be distributed to a Participant may be recharacterized as a Catch-Up Contribution to the extent the Participant is eligible to make Catch-Up Contributions for such year.

         For Plan Years prior to 1997, the amount so refunded shall be determined for each Participant in the Highly Compensated Group by determining the maximum deferral percentage permitted for the Highly Compensated Group under Subsection (b) and then reducing the individual deferral percentage of those Participants in the Highly Compensated Group whose individual deferral percentage exceeds the maximum deferral percentage for the Highly Compensated Group. Such reduction shall be made in an amount of sufficient size to reduce the overall deferral percentage for the Highly Compensated Group to a level such that Subsection (b) shall be satisfied. The amount so refunded shall be determined on a step-down basis so that the individual deferral percentage of the affected Participant(s) who elected the highest individual deferral percentage shall be first lowered to the level of the affected Participant(s) who elected the next to the highest individual deferral percentage. If further overall reductions are required to achieve compliance with Subsection (b), both of the above Participants' or groups of Participants' individual deferral percentages will be lowered to the next highest level, and so on continuing until sufficient total reductions have occurred to achieve compliance with Subsection (b).

         Starting with the 1997 Plan Year, the total amount to be refunded shall be determined by using the method described above, and such amount shall then be allocated among the Highly Compensated Participants in such manner that the deferral amount of the Highly Compensated Participant(s) who deferred the greatest amount shall be first lowered to the level of the Participant(s) who deferred the next greatest amount. If further overall reductions are required to achieve compliance with Subsection (b), both of the above Participants' or groups of Participants' deferral amounts will be reduced to the next greatest level, and so on continuing until sufficient total reductions have occurred to achieve compliance with Subsection (b).

         Excess contributions, adjusted for earnings and losses, shall be refunded to the affected Highly Compensated Employees as soon as practicable. In no event, however, shall such excess contributions be left undistributed any later than the last day of the Plan Year following the Plan Year in which such excess contributions were made.

         (g) Effective January 1, 1997, for all purposes of the Plan, the term "Highly Compensated Group" means a group, determined separately for each Plan Year, consisting of each Employee who is eligible to participate in the Plan and who:

                  (i) in the Plan Year or preceding Plan Year was a 5% owner (as defined in Section 416(i)(1)(B)(i) of the Code); or

                  (ii) in the preceding Plan Year, received compensation from one or more Employers in excess of the amount determined under the following table and (if the Plan Administrator so elects) was among the top 20% of all Employees when ranked in order of total compensation.

                           Determination Plan Year        Compensation in Preceding Plan Year
                           1997-2000                                      80,000
                           2001-2002                                      85,000
                           2003                                           90,000
                           After 2003                     Indexed amount under Code Section 414(q)

         The determination of who is included within the "Highly Compensated Group" shall be made consistent with Section 414(q) of the Code. The Plan Administrator is authorized to utilize any elective or alternative method of determining Highly Compensated Employees and the election permitted by Treasury Regulation Section 1.414(q)-1T, A-14(b)(4), which is hereby provided for in the Plan.

         For purposes of this Subsection (g), "compensation" shall have the meaning set forth in Section 415(c)(3) of the Code. For purposes of this Section, the term Limitation Year means the Plan Year.

         (h) For purposes of satisfying the testing requirements of paragraph (b) the Plan Administrator may, from time to time, and upon written notification to the Participant, reduce the amount of elective Employee Contributions being deposited into the Plan on behalf of the Highly Compensated Group. If such Contributions have been reduced pursuant to this Subsection, the Plan Administrator may subsequently increase a Participant's contribution level, up to the level specified in the salary reduction agreement on record, as test results permit.

         4.09     ROLLOVER CONTRIBUTIONS.

         (a) Upon hire by a Participating Employer and any time thereafter an Employee may contribute to the Plan as a Rollover Contribution cash balances distributable from any qualified Profit Sharing, Saving/Thrift, Money Purchase Pension, Target Benefit, Defined Benefit, Employee Stock Ownership, Cash Balance, or Keogh Plan. Effective January 1, 2002, and subject to restrictions imposed by the Plan Administrator, an Employee may also make a Rollover Contribution from an Individual Retirement Account (but not from a Roth IRA), or from an annuity described in Section 403(b) of the Code or a plan described in
Section 457(b) of the Code and maintained by a governmental employer.

         (b) A Rollover Contribution shall be allocated to the investment funds pursuant to a special investment directive governing such Contribution. Once deposited in the funds, any subsequent changes to the investment of the Rollover Contribution balances will be governed by Section 5.02.

         (c) Rollover balances shall not be included in discrimination testing as set forth in Section 4.08(b).

         (d) No rollover or transfer shall be accepted from any qualified plan which would result in this Plan becoming legally required to provide any qualified joint and survivor annuity or qualified preretirement survivor annuity benefits pursuant to Treasury Regulation 1.401(a)-20.

                                    Article 5

                            ACCOUNTS AND ALLOCATIONS

         5.01 PARTICIPANT ACCOUNTS. The Recordkeeper shall establish and maintain a separate Account for each Participant. Such Account shall be credited with all contributions on behalf of the Participant. The Account of each Participant shall consist of such sub-accounts as are deemed by the Plan Administrator necessary or appropriate under the circumstances, including the following:

         (a) One sub-account (hereinafter referred to as the "Pre-Tax Contribution Account") shall reflect the contributions made pursuant to the Participant's salary reduction agreement(s) under Section 4.01, and investment earnings or losses thereon, in addition to any Pre-Tax Contributions and earnings attributable to a Prior Plan.

         (b) One sub-account (hereinafter referred to as the "Rollover Account") shall reflect any amounts transferred to the Fund with respect to a Participant pursuant to Section 4.09, and investment earnings or losses thereon. No further contributions will be allowed into this sub-account, except as provided for under Section 4.09.

         (c) One sub-account (hereinafter referred to as the "Employer Profit Sharing Contribution Account") shall reflect any contributions made to the Fund with respect to a Participant pursuant to Section 4.03, and investment earnings or losses thereon.

         (d) One sub-account (hereinafter referred to as the "Employer Matching Contribution Account") shall reflect any contributions made to the Fund with respect to a Participant pursuant to Section 4.04, and investment earnings or losses thereon.

         (e) One sub-account (hereinafter referred to as the "Qualified Matching Contribution Account") shall reflect any contributions made to the Fund with respect to a Participant pursuant to Section 4.05, and investment earnings or losses thereon.

         (f) One sub-account (hereinafter referred to as the "Qualified Non-elective Contribution Account") shall reflect any contributions made to the Fund with respect to a Participant pursuant to Section 4.06, and investment earnings or losses thereon.

         (g) Amounts transferred to the Plan upon the merger of a Prior Plan into the Plan shall be credited to the subaccount which corresponds to the type of contribution made to the Prior Plan. Notwithstanding the foregoing, the Plan Administrator may provide for the amounts transferred from a Prior Plan to be credited to one or more separate sub-accounts if such amounts need to be segregated in order to preserve Prior Plan distribution or vesting rights, or for any other purpose determined by the Plan Administrator.

         5.02     INVESTMENT DIRECTIVES.

         (a) Each Participant shall direct, pursuant to procedures established by the Plan Administrator, the allocation of his Accounts among the investment funds described in Section 5.02(c), subject to the restrictions described in the last sentence of Section 5.02(d). Each allocation shall be in one (1) percent increments. Such direction applies generally to the entire Account, except that cash dividends paid on shares of the Employer that are held in the Employer Stock Fund shall be automatically reinvested in the applicable Employer shares.

         (b) A Participant's initial investment directive shall allocate his entire Account (except for any amounts allocated to the Employer Stock Fund if so required under Section 5.02(d)), together with all subsequent contributions to the Account for so long as the directive remains in effect. Any investment directive shall remain in effect until changed by a new directive. The Plan Administrator shall permit Participants to make new directives at any time, subject to such limitations as the Plan Administrator may adopt for administrative purposes, which limitations will apply to all Participants on a nondiscriminatory basis, and be consistent with Section 404(c) of the Act and the Department or Labor regulations thereunder. Any such new investment directive shall allocate the Participant's future contributions among the funds. Subject to such rules as the Plan Administrator prescribes, a Participant may also reallocate among the funds amounts previously credited to the Participant's Account. Properly completed initial and new directives must be received by the Plan Administrator before the cut-off dates established for the processing of investment directives and changes. The Plan Administrator may allow initial and new directives to be entered orally or by other electronic means, if confirmed in writing to the Participant. The Plan Administrator shall determine the investment of the Accounts of Participants who do not provide investment directives. In the case of amounts transferred from a Prior Plan, the Plan Administrator may provide for such amounts to be invested in the investment funds that most closely resemble the risk and reward characteristics of the funds in which the Participant had elected to invest his account in the Prior Plan.

         (c) The Plan Administrator shall establish investment funds, and shall add, delete and change investment funds as it deems appropriate. At any time, the Plan shall offer at least three investment funds:

                  (i)      each of which is diversified;

                  (ii) each of which has materially different risk and return characteristics;

                  (iii) which in the aggregate enable the Participant or Beneficiary by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant or Beneficiary; and

                  (iv) each of which when combined with investments in the other alternatives tends to minimize through diversification the overall risk of a Participant's or Beneficiary's portfolio.

         (d) The Plan Administrator may establish one or more Employer Stock Funds to hold shares of the Employer contributed as Employer Profit Sharing Contributions. Each Employer Stock Fund shall hold shares of one of the Participating Employers. Participation in each Employer Stock Fund shall be limited to participants who are Employees of the applicable Participating Employer. If the Plan Administrator establishes one or more Employer Stock Funds, at least three other investment funds meeting the above requirements shall be offered into which a Participant may transfer amounts previously credited to the Participant's Employer Profit Sharing Contribution Account. In no event may a Participant transfer amounts into the Employer Stock Fund pursuant to an investment directive.

         (e) If the Plan Administrator discontinues offering an investment fund, Participants will be given the option to move their Fund balances to the other available funds.

         (f) The Plan Administrator may impose restrictions on investment directives to keep fund balances from moving into or out of certain investment funds.

         (g) Except to the extent that the Plan Administrator shall decide with respect to a fund or funds, the Plan Administrator shall satisfy such conditions set forth in the U.S. Department of Labor regulations regarding circumstances under which Plan fiduciaries would not be liable for losses resulting from Participant-directed investments in accordance with Section 404(c) of the Act, as are within the scope of the Plan Administrator's authority and discretion. Such conditions include providing a Participant a reasonable opportunity to: (i) give investment instructions to the Plan Administrator; (ii) obtain sufficient information to make informed decisions with regard to investment alternatives available under the Plan, and incidents of ownership appurtenant to such investments, and (iii) choose, from a broad range of investment alternatives, the manner in which some or all of the assets in his account are invested.

         5.03 VALUATION. On each Valuation Date, the Recordkeeper shall establish new account balances which shall reflect each Account's (and sub-account's) proper portion of the net income earned on, expenses and charges against, and the appreciation and/or depreciation of the respective investment funds in which the Account has been invested since the previous Valuation Date.

         In determining such new Account balances, the Recordkeeper shall adjust the portion of each Participant's Account invested in each respective fund on the basis of the actual investment return experienced by each fund. For purposes of such adjustment, all assets of the Trust Fund shall be valued at their fair market value as of each Valuation Date.

         5.04     VALUE OF ACCOUNT FOR PURPOSES OF DISTRIBUTION.

         (a) Upon a Participant's Termination of Employment, the value of such Participant's Account (and of the respective sub-accounts) for purposes of determining the vested amount, if any, to be distributed in accordance with
Article 6 shall be equal to the value of the Participant's Account as of the Month-end Valuation Date coinciding with or next following the date of Termination of Employment.

         (b) All amounts held for distribution to a Participant shall continue to be adjusted on each Valuation Date following the Termination of Employment in accordance with Section 5.03 until the entire Account has been paid to the Participant, but no additional contributions shall be made to the Account after the Termination of Employment, except (i) as provided in Sections 4.03, 4.04, 4.05 and 4.06 with respect to any final Employer Contributions which may be due on behalf of the Participant; or (ii) to take account of additional compensation after the Participant's Termination of Employment.

         (c) Notwithstanding any provision herein to the contrary, any distribution made hereunder to or with respect to a Participant shall be net of the then outstanding balance of any loan made to such Participant pursuant to
Section 6.14.

         5.05 EXPENSES. To the extent consistent with applicable law, the Plan Administrator may authorize that (i) reasonable administrative expenses may be deducted from plan earnings, (ii) direct charges for expenses may be made directly to a Participant's account for specific activities requested by that Participant.

         5.06 VOTING OF EMPLOYER STOCK. If the Plan offers an Employer Stock Fund as an investment fund, the Plan Administrator shall direct the Trustee how to vote all shares of stock held in the Stock Fund with respect to all voting rights and occasions for the exercise of same.

         5.07 ERRORS. Where an error or omission is discovered in any Participant's Account or in any payment made to a Participant, the Plan Administrator shall make appropriate corrective adjustments as soon as possible after discovery of such error, but no later than the end of the Plan Year in which the error or omission is discovered.

         5.08 ALLOCATIONS DO NOT AFFECT VESTING. The fact that an allocation has been made shall not operate to vest in any Participant any right or interest in or to any specific Account balance or assets of the Fund, except as herein provided.

         5.09     LIMITATIONS ON ALLOCATIONS.

         (a) The amount of Annual Additions which may be credited to a Participant's Account under this Plan for any Limitation Year shall not exceed the "maximum permissible amount" as set forth in Section 415 of the Code. "Maximum permissible amount" means the lesser of:

                  (i)      $30,000 ($40,000 effective January 1, 2002), as
                           indexed pursuant to Code Section 415(d); or

                  (ii) 25 percent (100 percent effective January 1, 2002) of the Participant's compensation for such Limitation Year.

         (b) "Annual Additions" means the total of: (a) Company contributions (Employer Matching Contributions, Employer Profit Sharing Contributions, Qualified Matching and Qualified Non-Elective Contributions) allocated to a Participant's Account under this Plan and any Related Plan during any Limitation Year; (b) the amount of Employee contributions made by the Participant under this Plan and any Related Plan; and (c) forfeitures allocated to a Participant's Account under this Plan and any Related Plan.

         (c) For purposes of this Section, "compensation" shall mean the total compensation paid to the Employee by all Employers and Related Employers that is reportable in Box 1 of Form W-2 for the Limitation Year, plus all elective deferrals and exclusions from income under Section 402(g), 125, or 132(f) of the Code.

         (d)      For purposes of this Section, "Limitation Year" means the Plan
Year.

         (e) To the extent that annual additions to this Plan with respect to a Participant exceed the "maximum permissible amount" for a Limitation Year, then the Participant's Pre-Tax Contributions (including earnings and losses thereon) allocated for the Limitation Year shall be returned to the Participant to the extent described in Treasury Department regulation 1.415-6(b)(6)(iv). Excess annual additions for the Limitation Year that are not returned in accordance with the prior sentence, shall be carried forward to the next following Limitation Year and used to reduce future Employer contributions for affected Participants, as described in Treasury Department regulation 1.415-6(b)(6)(ii).

                                    Article 6

                            DISTRIBUTION AND VESTING

         6.01 NORMAL RETIREMENT. Each Participant whose employment with the Employer continues until his Normal Retirement Date shall be entitled to retire under this Plan. In the event of such normal retirement, all amounts credited to the Participant's Account valued in accordance with Section 5.04 shall be distributed to the Participant in the manner hereinafter provided.

         6.02 POSTPONED RETIREMENT. Subject to Subsection 6.07(b), in the event that a Participant continues his employment after his Normal Retirement Date, the Participant shall continue to be treated in all respects as a Participant until his actual retirement from employment with the Employer. In the event of such postponed retirement, the Participant shall not be entitled to a distribution from the Plan until his actual retirement from employment with the Employer. Upon such actual retirement, all amounts credited to the Participant's Account as of such actual retirement, valued in accordance with
Section 5.04, shall be distributed to the Participant in the manner provided hereinafter.

         6.03 PERMANENT DISABILITY. In the event that a Participant shall have a Termination of Employment because of Permanent Disability, all amounts credited to the Participant's Account as of such termination date, valued in accordance with Section 5.04, shall become fully vested and be distributed to Participant in the manner hereinafter provided.

         6.04 DISTRIBUTION UPON DEATH. Should any Participant die prior to his Termination of Employment under the Plan, all amounts credited to the Account of such Participant as of the date of death, valued in accordance with
Section 5.04, shall become fully vested and shall be distributed to such deceased Participant's Beneficiary or Beneficiaries in the manner provided herein.

         6.05     TERMINATION OF EMPLOYMENT.

         (a) Upon a Participant's Termination of Employment for any reason other than Retirement, Permanent Disability or Death, the Participant shall be entitled to the vested portion of his Account, valued in accordance with Section 5.04, which shall be distributed in the manner hereinafter provided. That portion of the Participant's Account that is not vested upon Termination of Employment shall be subject to forfeiture in accordance with Section 6.06. Notwithstanding the foregoing, if within 30 days of Termination of Employment, the Participant becomes employed by a company listed on Schedule A, and if the Participant does not consent to an immediate distribution, then his account is held pending further accrual of vesting credit until he is no longer employed by any company on Schedule A.

         (b) In the case of a sale or other transfer of a portion of an Employer's business, Participants whose employment is transferred to a successor employer in connection with the sale shall be considered to have incurred a Termination of Employment only if (i) the transfer constitutes a "separation from service" as defined in Section 401(k)(2)(B)(i)(I) of the Code (or an event described in Section 401(k)(10)), and (ii) the Accounts of the Participants involved are transferred to a plan maintained by the successor in a transaction meeting the requirements of Section 414(l) of the Code.

         (c) The vested portion of any Participant's Account shall be determined as follows:

                  (i) A Participant shall always be 100% vested in his Pre-Tax Contribution Account, Rollover Contribution Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account.

                  (ii) A Participant shall be vested in a percentage of his Employer Profit Sharing Contribution and Employer Matching Contribution Accounts based on his years of Credited Service as of the date of his Termination of Employment in accordance with the following vesting schedule:

                           Years of Credited Service        Vested Percentage
                           -------------------------        -----------------

                                  Less than 2                       0%

                                      2                            25%

                                      3                            50%

                                      4                            75%

                                      5 or more                   100%

                  (iii) Except as modified in this Section 6.05(c), the vested percentage for the Prior Plan Balances Account shall be governed by the vesting provisions of the prior plan.

                  (iv) The vested percentage for the Prior Plan Balances Account for individuals who were active in the Wellsford Residential Property Trust 401(k) Profit Sharing Plan shall be determined in accordance with the following schedule:

                           Years of Credited Service        Vested Percentage
                           -------------------------        -----------------

                           Less than 2 years                        0%

                           2 years, but less than 3                20%

                           3 years, but less than 4                40%

                           4 years, but less than 5                60%

                           5 years or more                        100%

                  (v) The vested portion of the Accounts of Participants who formerly participated in the Lexford Plan, the Grove Plan or the Globe Plan shall be determined under the provisions of this Plan, but shall in no event be less than the vested portion of their Accounts in the Lexford Plan, Grove Plan, or Globe Plan determined as of the day immediately prior to the day on which they began to participate in this Plan.

         6.06     DISPOSITION OF FORFEITURES.

         (a) As of the date that a Participant has a Termination of Employment under circumstances which do not entitle him to 100% of his Employer Profit Sharing Contribution or Employer Matching Contribution Account, the portion of his Account which is not vested is shall be forfeited, subject to restoration under Section 6.06(b). Forfeited amounts shall be used as promptly as practicable to pay expenses of the Plan and Trust payable after the date of forfeiture, and otherwise shall be applied to reduce the amount of Employer Contributions. Until so used, forfeited amounts will be credited to one or more separate suspense accounts which shall earn a fixed rate or money market rate of interest unless the Plan Administrator directs the use of any other investment option.

         While a single suspense account is maintained for Forfeitures, the Forfeitures therein which are available to be applied against Employer Profit Sharing and Matching Contributions shall be applied against such Contributions of each contributing Employer, in proportion to each respective Employer's Profit Sharing or Matching Contributions (as the case may be). If a separate suspense account is maintained with respect to each Employer, and only Forfeitures attributable to Employees of a particular Employer are credited to that Employer's Forfeiture suspense account, then the Plan Administrator shall direct that amounts in proportion to the respective balances of each such suspense account be used to pay Plan and Trust expenses and any remaining balance in each such account shall be applied only against the Employer Profit Sharing and Matching Contribution obligations (in that order of priority) of the Employer with respect to which such account is maintained.

         (b) If (i) the Plan Administrator, pays to any terminated Participant who is not 100% vested in his Account, the vested portion of his Account prior to the time such Participant has incurred five (5) consecutive Breaks in Service and (ii) such Participant resumes employment as an Employee after receipt of such distribution and before incurring five (5) consecutive Breaks in Service, then the provisions of this Section 6.06(b) shall be applicable. Upon such reemployment, the Participant may repay the vested portion received as such distribution within five (5) years after rehire. If and only if the Participant makes such repayment, the forfeited portion of the Participant's Account shall be restored to his credit and an additional Employer contribution in that amount shall be made for that purpose. In the event of any subsequent Termination of Employment occurring after the date of such reemployment, the Participant's vested interest in his Employer Accounts shall not be less than the amount determined, as of the appropriate Valuation Date, as follows:

                  (i)      If the distribution has not been repaid:

                           X        =       P (ABL + F + D) - D,

                           Where:

                           X        =       the amount of his vested interest in
                                            his Employer Accounts;

                           P        =       the Participant's vested percentage
                                            as determined under Section 6.05;

                           ABL      =       the balance in his Employer Accounts
                                            (excluding the forfeited balances);

                           F        =       the amount previously forfeited from
                                            the Participant's Employer Accounts;

                           D        =       the amount previously distributed to
                                            the Participant from his Employer
                                            Accounts;

                  (ii) Once the distribution has been repaid, and the forfeitures have been restored to the Participant's
                           Account:

                           X        =       P (AB),

                           Where:

                           X        =       the amount of his vested interest in
                                            his Employer Accounts;

                           P        =       the Participant's vested percentage
                                            as determined under Section 6.05;

                           AB       =       the balance in his Employer Accounts
                                            (includes the repaid distribution
                                            and restored forfeitures);

The Trustee shall thereafter distribute, in accordance with this Article 6, the Participant's vested interest in his Account, as determined above, and any nonvested balance in his Account shall be a Forfeiture.

         6.07     VALUATION AND TIMING OF DISTRIBUTION.

         (a) Subject to the rules in this Section, distributions shall be made as soon as practicable after a Participant's Termination of Employment, but not later than sixty (60) days after the end of the Plan Year in which the Termination of Employment occurred.

         (b) Distributions shall be valued as of the Valuation Date following the date of Termination of Employment except (i) distributions delayed pursuant to subsection (d) shall be valued as of the Valuation Date next following the Plan Administrator's receipt of the Participant's consent to receive the distribution; and (ii) distributions delayed pursuant to subsection
(c) shall be valued as of the Valuation Date with respect to which the related contributions are first reflected on the quarterly account statement provided to the Participant.

         (c) If a Participant is entitled to an allocation of contributions under Sections 4.03, 4.04, 4.05 and/or 4.06 for the Plan Year containing his Termination of Employment date, the

Participant shall be allowed to defer receipt of his distribution until the Valuation Date next following the date as of which such allocation is made. If a Participant makes contributions under Section 4.01 for any portion of the calendar quarter after his Termination of Employment date, his distribution shall be deferred until the Valuation Date next following the quarter the contributions are made.

         (d) If at any time the distributable balance in a terminated Participant's Account, or the portion thereof payable to a Beneficiary, does not exceed $5,000 ($3,500 for Plan Years prior to 1998), the total remaining balance shall be distributed to the Participant or Beneficiary in a single lump sum. For distributions prior to March 22, 1999, the foregoing sentence shall apply only if the Participant's Account balance never exceeded $5,000 ($3,500) immediately prior to an earlier distribution. Effective January 1, 2002, for this purpose the balance in the Participant's Account shall not include any balance in his Rollover Account.

         The distributable balance of a Participant's Account to a Participant or Beneficiary who is entitled to begin receiving the balance in his Account prior to 90 days after the date on which he receives a restated summary plan description describing the changes made by the restatement of the Plan effective January 1, 2001, and whose distributable balance exceeds $5,000, may be distributed, with the Participant's or Beneficiary's consent, in any form permitted by the Plan prior to such restatement (including any form permitted by a Prior Plan in which the Participant was a participant). Such consent may be submitted, on forms provided by the Plan Administrator, at any time after Termination of Employment, in accordance with the Plan Administrator's schedule for processing distributions. If the terminated Participant or Beneficiary does not consent to such a distribution, then no distribution may be made to him prior to the end of the Plan Year in which such Participant either dies or attains his Normal Retirement Date (whichever occurs first).

         (e) Unless the Participant otherwise elects, a distribution be made no later than sixty (60) days after the close of the Plan Year which contains the latest of (1) the date on which the Participant attains the earlier of age 65 or his Normal Retirement Date, (2) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (3) the Participant's Termination of Employment.

         (f) The account balances of former employees of Cardinal Industries, Inc. that were transferred to this Plan upon the merger of the Cardinal Plan and do not exceed $5,000 shall be distributed to such former employees in a single lump sum as soon as administratively feasible following the merger. To the extent the Plan Administrator is unable to locate any such former employee, his account balance shall be forfeited and reallocated, subject to restoration, as provided in Section 6.11.

         (g) Notwithstanding the foregoing provisions of this Section, in no event shall any portion of a Participant's Pre-Tax Contribution Account, Qualified Matching Contribution Account or Qualified Non-Elective Contribution Account be withdrawn or distributed even pursuant to a "qualified domestic relations order," as defined in Section 414(p) of the Code) prior to the Participant's Termination of Employment or attainment of age 59-1/2, whichever occurs first, except as otherwise provided in Section 6.09.

         (h) Notwithstanding the foregoing, distributions under the Plan generally shall commence not later than April 1st following the calendar year in which such Participant attains age 70-1/2. In the case of a Participant who is still employed, and is not a 5% owner, within the meaning of Section 416(i)(1)(B)(i) of the Code, in the year in which he attains age 70-1/2, distribution shall commence not later than April 1st of the year in which his employment is terminated.

         (i) Notwithstanding any provisions hereunder, any distribution form or other right available under a Prior Plan that is protected under Section 411 of the Code shall be available with respect to applicable balances of the Prior Plan Balances Account, but only to the extent required by law. In the case of a Participant whose Account is transferred from a Prior Plan that provides for distributions in any form other than a lump sum on or after the Effective Date, distribution shall be permitted in such form only for a Participant whose Account becomes distributable before December 31, 2001, and thereafter shall be distributable only in a lump sum as provided herein, provided that such lump sum shall otherwise be available at the same times and on the same terms that such other form of distribution was available under the Prior Plan.

         (j) As of the date that a Participant attains the age of 59 1/2, such Participant may withdraw his Vested Balance.

         6.08     METHOD OF DISTRIBUTION.

         (a) The method of distribution for all benefits shall be a single sum payment.

         (b) If distribution is to commence by reason of the death of the Participant, then the Participant's Account shall be paid to the Participant's Beneficiary in accordance with this Section 6.08.

         (c) Distributions may be made wholly or partly in cash or in kind as allowed by the Plan Administrator, provided that no discrimination in value results therefrom and provided that securities issued by a Participant's Employer and earmarked for his Account shall be delivered in kind to him or his Beneficiary unless the Participant or Beneficiary otherwise elects in a manner acceptable to the Plan Administrator, including orally or by other electronic means, if confirmed in writing to the Participant or Beneficiary prior to implementation.

         (d) The Plan Administrator in conjunction with the Recordkeeper shall issue directions to the Trustee and/or transfer agent concerning the recipient, the commencement and the method of distribution of all benefits which are to be paid from the Trust Fund pursuant to the Plan.

         (e) No later than fourteen (14) days after a distribution is made in lump sum form under this Plan, the Plan Administrator shall provide the recipient with a written notice of the federal income tax treatment applicable to a lump sum distribution, as and to the extent required by Section 402(f) of the Code, as amended, and proper regulations thereunder.

         (f) Distributions pursuant to this Section shall be made in the name of the Participant with 20% (or such other amount required by law) withheld for tax purposes, or shall be made in the name of an IRA or Trustee for the full amount of the distribution in accordance with the following:

         (g) If a Participant timely elects to have a distribution payable hereunder paid directly to an eligible retirement plan, and specifies the eligible retirement plan to which such distribution is to be paid (in such form and at such time as the Plan Administrator may prescribe), such distribution shall be made in the form of a direct rollover or trustee-to-trustee transfer to the eligible retirement plan so specified.

                  (i) For purposes of this Section 6.08(f), the term "eligible rollover distribution" has the meaning given to such term by Section 401(f)(2)(A) of the Code.

                  (ii) For purposes of this Section 6.08(f), the term "eligible retirement plan" has the meaning given to such term by Section 401(c)(8)(B) of the Code, except that a qualified trust shall be considered an eligible retirement plan only if it is a defined contribution plan, the terms of which permit the acceptance of rollover distributions.

                  (iii) For purposes of this Section 6.08(f), to the extent allowed under Section 402 of the Code, an alternative payee entitled to receive an eligible rollover distribution from the Plan pursuant to a qualified domestic relations order, and a surviving Beneficiary of a deceased Participant, shall have the same right to elect a transfer of their benefit as a Participant is accorded under this Section.

                  (iv) Within a reasonable time before making an eligible rollover distribution, the Plan Administrator shall provide, in accordance with Section 401(f)(1) of the Code, to the recipient of such distribution, a written explanation of the recipient's transfer rights under this Section 6.08(f) and of the required withholding of tax on the distribution if such a transfer were not elected.

         6.09     WITHDRAWAL OF ACCOUNTS.

         (a) A Participant may elect to withdraw, in cash, any portion of the Pre-Tax Contributions from his Pre-Tax Contribution Account, but not earnings thereon, and any portion of the Rollover Account, determined as of the Valuation Date preceding the date of his request, that is not being used as security for a loan under Section 6.14. His request for withdrawal shall be submitted to the Plan Administrator in writing not less than sixty (60) days prior to the desired withdrawal date (or such lesser period as the Plan Administrator may allow to accommodate financial emergencies). The Participant shall provide such further information as the Plan Administrator may request in support of the withdrawal request. The Plan Administrator shall approve or disapprove the withdrawal request in accordance with any applicable regulations under Section 401(k) of the Code and such rules, consistent with any such regulations, as the Plan Administrator shall adopt and apply uniformly to similarly situated Participants.

         (b) Unless the Participant has attained age 59-1/2, he shall not be entitled to a withdrawal of Pre-Tax Contributions or his Rollover Account balance except in the event and to the extent of "financial hardship." For purposes of this Section, "financial hardship" means an immediate and heavy financial need occurring in the Participant's personal affairs which cannot reasonably be satisfied from other resources available to the Participant. Such hardship shall be determined by the Plan Administrator from appropriate evidence furnished by the Participant and in accordance with applicable regulations under Section 40l(k) of the Code. Unless the Plan Administrator decides, from time to time, to determine financial need on the basis of all relevant facts and circumstances, a Participant's financial need shall be deemed sufficiently immediate and heavy to justify a hardship withdrawal under this Section only with respect to:

                  (i) medical expenses described in Section 213(d) of the Code previously incurred by the Participant, his spouse or dependents (as defined in Section 152 of the Code), or necessary for any of these persons to obtain medical care described in Section 213(d) of the Code;

                  (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (iii) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his spouse, children or dependents;

                  (iv) the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of his principal residence;

                  (v) funeral expenses of a family member of the Participant; or

                  (vi) any other circumstance determined by the Internal Revenue Service to constitute immediate and heavy financial need for this purpose.

         A Withdrawal shall not be treated as necessary to satisfy an immediate and heavy financial need of an Participant to the extent the amount of the Withdrawal is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. This determination generally is to be made on the basis of all relevant facts and circumstances. The Participant's resources include those assets of an Participant's spouse and minor children that are reasonably available to the Participant. However, property held for the Participant's child under an irrevocable trust or under the Uniform Gifts to Minors Act shall not be treated as a resource of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the Withdrawal. A Withdrawal generally may be treated as necessary to satisfy a financial need if the Plan Administrator relies upon the Participant's written representation, unless the Employer or Plan Administrator has actual knowledge to the contrary, that the need cannot reasonably be relieved:

                  (i) Through reimbursement or compensation by insurance or otherwise;

                  (ii) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                  (iii)    By cessation of Pre-Tax Contributions under the Plan;
                           or

                  (iv) By other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

         A need cannot be reasonably relieved by one of the actions listed above if the effect would be to increase the amount of the need. Notwithstanding (iii) above, a Participant may, but shall not be required to, suspend or cease his or her Pre-Tax Contributions in the event the Employer relies upon such Participant's written representation regarding the amount of withdrawal necessary to satisfy a financial need.

         (c) No Participant will be permitted to receive any portion of his Employer Profit Sharing, Matching Contribution, Qualified Matching or Qualified Non-elective Accounts, except as a distribution in accordance with Sections 6.01 through 6.07 and as a loan in accordance with Section 6.14.

         6.10 PAYMENT TO MINORS AND INCAPACITATED PERSONS. In the event that any amount is payable to a minor or to any person who, in the judgment of the Plan Administrator, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Plan Administrator, shall determine:

                  (i) by payment to the legal representative of such minor or such person;

                  (ii)     by payment directly to such minor or such person; or

                  (iii) by payment to any other person/entity caring for such person.

         The Trustee shall make such payments as directed by the Plan Administrator, without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

         6.11 MISSING PERSONS. In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall remain unpaid solely by reason of the inability of the Plan Administrator to locate such Participant or his Beneficiary, after sending a certified or registered letter, return receipt requested to the last known address, then the Plan Administrator may attempt to ascertain the whereabouts of such Participant or Beneficiary, through programs established by the Social Security Administration or the Internal Revenue Service. However, if such efforts should fail to locate such Participant or Beneficiary, then the remaining amount distributable with respect to such Participant or his Beneficiary shall be forfeited and reallocated in the same manner as a Forfeiture. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, and such person claims such reallocated benefit, such benefit shall be restored out of current year Forfeitures (or if necessary an additional contribution by such person's Employer), unadjusted for gains or losses. In the event that the Plan is terminated, the benefits maintained in an account under the Plan, on the date of such termination, for the benefit of a Participant, Beneficiary, or Alternate Payee who cannot be located, shall be maintained outside the Plan. Any such benefits may be maintained by the establishment of an individual retirement arrangement or the purchase of an annuity (as described in Sections 408(a) or (b) of the Code), or by another method which meets applicable Department of Labor requirements. The Plan Administrator shall have the sole discretion in determining which method or manner, or combination thereof, from among the preceding, shall be utilized for the purpose of maintaining such benefits. The duty of the named Fiduciaries hereunder, to maintain any such benefits under the Plan, shall be extinguished upon the placement of such benefits outside the Plan in the manner described in this paragraph.

         6.12 APPLICATION FOR BENEFITS. Notwithstanding Section 6.08, the Plan Administrator may require a Participant or Beneficiary to complete and file with the Plan Administrator certain forms as a condition precedent to the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Plan Administrator informed of their current mailing addresses.

         6.13     BENEFICIARY.

         (a) Each Participant may designate one or more Beneficiaries and successor Beneficiaries (including, without limitation, one or more trustees) to receive any distributions provided herein by reason of his death, or may change any such designation, upon such forms and under such rules (as to manner of becoming effective and other matters) as the Plan Administrator shall deem appropriate, provided, that no natural Beneficiary so designated, not living on the date fixed for distribution, nor any other Beneficiary not in existence on such date, shall be entitled to receive any distributions hereunder, and payment shall be made to the next successor designated Beneficiary, if any. To the extent determined by the Plan Administrator, a designation of a beneficiary made under a prior plan will continue to apply under this Plan until changed by the Participant. In the event that a Participant has no valid Beneficiary designation in effect at the time of his death, his entire Account balance shall be distributed to his estate.

         (b) In the case of a Participant who has been married for at least one year at the time of his death, any designation of a Beneficiary other than the Participant's spouse shall not be valid without the consent thereto of the Participant's spouse. The spouse's consent (i) shall be irrevocable, (ii) must be in writing, (iii) must acknowledge both the particular designated Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) and the effect of the designation, and (iv) must be witnessed by a notary public or by a Plan representative designated for such purpose by the Plan Administrator. If the Participant establishes to the satisfaction of the Plan Administrator that such spousal consent cannot be obtained, either because there is no spouse, the spouse cannot be located or such other circumstances as the Secretary of the Treasury may prescribe, then the Participant's designation will be valid without spousal consent. Any spousal consent given or waived under this Subsection (c) shall be valid only with respect to the spouse who gives such consent or cannot be located and only with respect to the specific Beneficiary consented to. The Participant may revoke a designation made under this Section at any time before his benefits commence without his spouse's further consent, but any change to a different designated Beneficiary other than his spouse will require his spouse's further consent in the manner provided in this Subsection, unless the spouse has given a sufficient general consent to changes in Beneficiaries in accordance with regulations under Section 401(a)(9) of the Code. Designations of contingent or successor beneficiaries who become eligible for benefits only if the spouse does not survive the Participant do not require spousal consent under this Subsection.

         (c) The Plan, Trust and their fiduciaries shall be fully protected in making distributions to the next successor Beneficiary under Subsection (a) or (b) if, within six (6) months after any date fixed for distribution, they have no actual knowledge that a predecessor Beneficiary survived, or was existing on, such date. Nothing in this Section 6.13 shall be deemed to impair the right of any person not described in this Section to benefits under this Plan solely in accordance with a "qualified domestic relations order," as provided in Section 9.03 of the Plan.

         6.14     LOANS TO PARTICIPANTS.

         (a) Loans from the Plan may only be made to Participants who are employed by the Employer (or Participating Employer, if applicable). Such individuals are referred to herein as "Eligible Borrowers." The number of loans which may be outstanding at any time shall be one (1) unless otherwise provided in the Plan's loan policy. A loan may not be refinanced, unless otherwise provided in the Plan's loan policy. Prior to January 1, 2002, Loans shall not be made to any Owner-Employee or Shareholder-Employee. Within each Eligible Borrower's Account, there shall be maintained a loan subaccount solely for the purpose of effecting loans from the Eligible Borrower's Account to the Eligible Borrower. The Plan's loan policy shall set forth all loan rules and restrictions.

         A Participant shall not be required to obtain the consent of his or her Spouse prior to obtaining a loan from the Plan, unless the loan policy specifically provides otherwise. If such consent is required, such consent shall be in writing and shall be witnessed by a representative of the Plan or by a notary public.

         (b)      Availability of Loans.

                  (i) Application for a loan shall be made to the Plan Administrator or its delegate in the form and manner specified by the Plan Administrator. The decisions by the Plan Administrator or its delegate on loan applications shall be made on a reasonably equivalent, uniform and non-discriminatory basis. Loans shall only be repaid by payroll deduction, unless otherwise provided in the loan policy. The Plan Administrator or its delegate may change the terms of any outstanding loan to the extent required by applicable law to reflect economic and other differences affecting the individuals' ability to repay any loan.

                  (ii) Notwithstanding anything herein to the contrary, no loan shall be made to an Eligible Borrower during a period in which the Plan Administrator is making a determination of whether a domestic relations order affecting the Eligible Borrower's Account is a qualified domestic relations order, as defined in
                           Section 414(p) of the Code. Further, if the Plan Administrator is in receipt of a qualified domestic relations order with respect to any

                           Eligible Borrower's Account, it may prohibit such Eligible Borrower from obtaining a loan until the rights of the alternate payee entitled to benefits under such order are satisfied.

         (c) A Plan loan shall be derived from and the amount available for a loan shall be based on, the Eligible Borrower's vested interest in his Accounts, based on the most recent valuation available to the Plan Administrator on the date the loan is approved. The minimum loan available is $1,000. The maximum loan available is the lesser of (i) 50% of the Eligible Borrower's vested interest in his or her Account; or (ii) $50,000, reduced by the highest outstanding balance of any Plan loan to such Eligible Borrower during the twelve-month period ending on the day before the loan is made.

         (d)      Terms of Loan.

                  (i) A loan shall be secured by a lien on the Eligible Borrower's interest in the Plan, to the maximum extent permitted by the relevant provisions of the Code, the Act, and any regulations or other guidance issued thereunder.

                  (ii) The interest rate on a loan shall be a reasonable rate of interest as defined by the Plan Administrator or an authorized representative of the Plan Administrator.

                  (iii) The principal amount and interest on a loan shall be repaid no less frequently than quarterly by level payroll deductions (or payment by other than payroll deduction, if permitted in the loan policy) during each payroll period in which the loan is outstanding; provided, however, that an Eligible Borrower may prepay the full amount due under the loan at any time without penalty. No partial prepayments shall be permitted. The Eligible Borrower may elect a repayment term of 1, 2, 3, 4 or 5 years from the date of a payroll period within one month of the date of the distribution of the loan from the Plan. A longer period may be permitted under the loan policy for purchase of the Participant's principal residence. Notwithstanding the foregoing, a loan may provide that no payments shall be made for up to six (6) months during a period in which an Eligible Borrower is on an Authorized Absence without pay.

                  (iv) Each loan shall be evidenced by a promissory note, evidencing the Eligible Borrower's obligation to repay the borrowed amount to the Plan, in such form and with such provisions consistent with this Section
                           6.14 as are acceptable to the Plan Administrator or its delegate. All promissory notes shall be deposited with the Trustee or an authorized representative of the Trustee.

                  (v) Under the terms of the loan agreement, the Plan Administrator or a representative of the Plan Administrator may determine a loan to be in default, and may take such actions upon default in accordance with Section 6.14(f).

                  (vi) If an Eligible Borrower is transferred from employment with an Employer to employment with an Affiliate, within thirty (30) days of Termination of Employment, he or she shall not be treated as having a severance from Service or a separation from employment and the Plan Administrator or its delegate shall make arrangements for the loan to continue to be repaid in accordance with the loan agreement. For this purpose, the Plan Administrator may authorize the transfer of the loan to a qualified plan maintained by such Affiliate. In the absence of such arrangements, the loan shall be deemed to be in default upon such Eligible Borrower's transfer. The Plan Administrator may also authorize the transfer of a loan to another qualified plan of the Employer.

         (e)      Distribution and Repayment of Loan.

                  (i) The loan proceeds shall be transferred to the Eligible Borrower's loan subaccount by the Trustee and shall be derived from the Eligible Borrower's interest in the Investment Funds on a PRO RATA basis. The loan proceeds shall be distributed from the loan subaccount to the Eligible Borrower on the same day as they are received by the loan subaccount.

                  (ii) Repayments of Plan loans shall be made to the Eligible Borrower's loan subaccount. Such repayments shall be immediately transferred from the loan subaccount, credited to the Eligible Borrower's Account and invested in the Investment Funds in the same proportions as his or her current contributions are invested, as soon as administratively practicable after they are received by the loan subaccount.

         (f)      Events of Default and Action Upon Default.

                  (i) If an Eligible Borrower does not repay the principal and accrued interest with respect to a Plan loan at the times required by the terms of the loan, the loan shall be in default and the unpaid balance of the loan, together with interest thereon, shall become immediately due and payable. Such default shall constitute a deemed distribution of the unpaid loan amount (including any interest thereon). Further, upon an Eligible Borrower's severance from Service or separation from employment, such loan shall be deemed to be in default and the unpaid balance of the loan, together with interest thereon shall become due and payable within a reasonable period after such event. If, before a loan is repaid in full, a distribution is required to be made from the Plan to an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) and the amount of such distribution exceeds the value of the Eligible Borrower's Account less the amount of such outstanding loan, plus accrued interest, if any, the unpaid balance thereon shall become immediately due and payable. The Trustee shall satisfy the indebtedness to the Plan before making any payments to the Eligible Borrower, a Beneficiary or any alternate payee. In addition to the foregoing, the loan agreement may include such other events of default as the Plan Administrator shall determine are necessary or desirable to safeguard the assets of the Plan in order to secure and preserve the assets of the Trust and prevent the loss of principal and interest.

                  (ii) Upon the default of any Eligible Borrower, the Plan Administrator, or its designate in its sole discretion, may direct the Trustee to take such action as the Plan Administrator or its designate may reasonably determine to be necessary in order to preclude the loss of principal and interest, including:

                           (1) demanding immediate repayment of the outstanding amount on the loan (including principal and accrued interest); or,

                           (2) if the loan is not repaid within 90 days of the request for repayment, causing a foreclosure of the loan to occur by distributing the promissory note to the Eligible Borrower or otherwise reducing the Eligible Borrower's Account by the value of the loan. For these purposes, such loan shall be deemed to have a fair market value equal to its face value (including accrued but unpaid interest) reduced by any payments made thereon by the Eligible Borrower. In the event of any default, the Eligible Borrower's prior request for a loan shall be treated as the Eligible Borrower's consent to an immediate distribution of the promissory note representing a distribution of the unpaid balance of any such loan. The loan agreement shall include such provisions as are necessary to reflect such consent. In all events, however, no foreclosure on the Participant's loan shall be made until the earliest time a distribution may occur without violating any provisions of Sections 401(a) or (k) of the Code and the regulations issued thereunder.

         (g) The loan policy shall set forth the specific provisions for Participant Loans, and is herein incorporated as part of the Plan by reference. The loan policy shall include (i) the identity of the person or position authorized to administer the Participant Loan program; (ii) a procedure for applying for Loans; (iii) the basis on which Loans shall be approved or denied;
(iv) limitations (if any) on the types and amounts of Loans offered; (v) the procedure under the program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a Participant Loan; (vii) the events constituting default and the steps that shall be taken to preserve Plan assets in the event of such default; and (viii) any other terms and conditions applicable to loans as determined by the Plan Administrator. Loans shall be available to Plan Participants on a nondiscriminatory basis without regard to any individual's race, color, religion, sex, age or national origin. The Plan Administrator shall have the authority to amend the loan policy at any time, including amendments that alter any of the foregoing provisions of this Section 6.14, subject to the requirements of Section 72(p) of the Code and Section 408(b)(1) of the Employee Retirement Income Security Act of 1974.

         (h) The originals of all promissory notes and other forms requested by the Trustee in respect of any Loan shall be retained by the Trustee (or an authorized representative of the Trustee), or the Plan Administrator (or an authorized representative of the Plan Administrator) as long as the Loan is outstanding.

         6.15     QUALIFIED DOMESTIC RELATIONS ORDERS.

         (a) All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any alternate payee under a Qualified Domestic Relations Order. The Plan Administrator is authorized to and shall establish written procedures to effectuate the requirements for administering Qualified Domestic Relations Orders.

         (b) No withdrawal may be made under this Plan by a Participant during the period in which the Plan Administrator is making a determination of whether a domestic relations order affecting the Participant's Account is a Qualified Domestic Relations Order. Further, if the Plan Administrator is aware that a Qualified Domestic Relations Order is being sought with respect to a Participant's benefit, the Plan Administrator may restrict the Participant's ability to obtain any withdrawal otherwise available under the Plan until the Plan Administrator has determined that such withdrawal would not be inconsistent with any such order or that no such order shall be submitted. If the Plan Administrator is in receipt of a Qualified Domestic Relations Order with respect to any Participant's benefit, it may prohibit that Participant from obtaining a withdrawal until the alternate payee's rights under such order are satisfied.

         (c) No distribution may be made to a Participant during the period in which the Plan Administrator is making a determination of whether a domestic relations order affecting the Participant's benefit is a Qualified Domestic Relations Order. Further, if the Plan Administrator is aware that a Qualified Domestic Relations Order affecting a Participant's benefit is being sought, it may prohibit such Participant from commencing to receive a distribution until the Plan Administrator has determined that such distribution would not be inconsistent with any such order or that no such order shall be submitted. If the Plan Administrator is in receipt of a Qualified Domestic Relations Order with respect to any Participant's benefit, it may prohibit such Participant from receiving a distribution until the alternate payee's rights under such order are satisfied.

         (d) If the Plan Administrator is in receipt of a Domestic Relations Order, or the Plan Administrator is otherwise aware that a Qualified Domestic Relations Order affecting a Participant's Account is being sought, the Plan Administrator may take such actions as necessary (including, without limitation, restricting the Participant's ability to withdraw, borrow, or direct the investment of funds in his or her Account) in order to administer the Plan consistently with the terms of any such Qualified Domestic Relations Order.

         (e) Notwithstanding any other provision of the Plan, in the event that a Qualified Domestic Relations Order is received by the Plan Administrator, benefits shall be payable in accordance with such order and with Section 414(p) of the Code and Section 206(d) of the Act. Payments may be made prior to the Participant's "earliest retirement age" (as defined in Section 414(p) of the Code and Section 206(d) of the Act), and are not subject to any other distribution or withdrawal restrictions provided in this Plan. The amount payable to the Participant and to any other person other than the alternate payee named in the order shall be adjusted accordingly.

         Pursuant to Section 1.411(a)-11(c)(6) of the Income Tax Regulations, distributions to an alternate payee under the Plan shall not require the consent of the alternate payee, except as shall be provided for in the Qualified Domestic Relations Order applicable to such alternate payee. Any amounts held for the benefit of an alternate payee under the Plan shall be immediately distributable, without the consent of the alternate payee, after the Plan Administrator has determined that an order is a Qualified Domestic Relations Order, pursuant to the Plan's written administrative procedures for administering Qualified Domestic Relations Orders.

         (f) In the absence of a Beneficiary designation in the Qualified Domestic Relations Order, the alternate payee shall be treated as a single Participant under the Plan and the alternate payee's interest shall pass to his or her estate or other individuals, in accordance with the terms of the Plan.

         (g)      If this Plan is a Participant-Directed Plan as provided under
Article V, the alternate payee shall be entitled to direct the investment of his or her own separate interest, unless the Qualified Domestic Relations Order provides otherwise. Tax basis in Nondeductible Employee Contributions shall be allocated on a PRO RATA basis, based on the ratio of the alternate payee's benefit to the Participant's total benefit (including the portion of his or her benefit assigned to the alternate payee). Alternate payees shall not be entitled to borrow money under the Plan's loan provisions.

                                    Article 7

                           ADMINISTRATION OF THE PLAN

         7.01 NAMED FIDUCIARIES. The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

                  (i)      The Company;

                  (ii)     The Trustee;

                  (iii)    The Plan Administrator.

         The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

         7.02     COMPANY. The Company:

                  (i) shall be the Plan Administrator, or shall appoint the Plan Administrator as provided in Section 7.03(a);

                  (ii) shall cause Employers to make contributions to the Plan, as required in the Plan;

                  (iii) shall appoint and remove the individuals, banks, or other entities who serve as Trustee, and the members of the Committee, as provided herein; and

                  (iv) may amend any or all of the provisions of the Plan and to terminate the Plan, in whole or in part, pursuant to the procedures provided hereunder.

         7.03 TRUSTEE. The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

         7.04     PLAN ADMINISTRATOR.

         (a) The Plan Administrator shall be the Company, or such person (including any entity or committee) as the Company may designate as Plan Administrator by action of its Board of Trustees. The authority of the Company shall be exercised by the Committee, or by officers, employees and agents of the Company, as set forth in this Section 7.04; provided, however, that the fact that the Company has delegated a portion of its authority as Plan Administrator to another person shall not cause such person to become the Plan Administrator unless such person is specifically so designated and acknowledges such designation in writing.

         (b) The Company may appoint a Committee to act as its agent in the administration of the Plan in accordance with the provisions of this Section
7.04. The Committee shall consist of a number of members determined by the Company, who shall be appointed by and serve at the pleasure of the Company. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an Employee, he shall cease to be a member of the Committee. The Company shall have the right to remove any member of the Committee at any time. A member may resign at any time by written notice to the Committee. If a vacancy in the Committee should occur, a successor shall be appointed by the Company.

         (c) The Company may appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. Any individual member of the Committee shall have the authority to take any action on behalf of the Committee which such member determines in good faith to be ministerial in nature, or which is necessary or appropriate to carry out determinations of the Committee, or to protect the Plan and the Fund in a situation in which it is not practical to convene a meeting of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 406 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

         (d) The Plan Administrator shall be the "plan administrator" and the "administrator" as defined in Code Section 414(g) and Section 3(16)(A) of the Act, shall have complete control of the administration of the Plan, with all powers necessary to enable it to properly carry out the provisions of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein. In furtherance thereof, the Committee shall have the discretionary authority to determine all questions arising in administration of the Plan and to determine all facts pertinent thereto, including without limitation the power to determine the rights or eligibility of Employees, Participants, and their Beneficiaries, and the amount and form of their respective interests; and the decision thereon of the Committee shall be final and conclusive and binding upon all persons to the extent permitted by law. Not in limitation but in amplification of the foregoing, the Committee shall have the following specific powers and responsibilities:

                  (i) To adopt such rules, procedures and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan, which may alter any provision of the Plan that is ministerial or administrative in nature (including the time or method for performing any act) without the need for a formal amendment;

                  (ii) to keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                  (iii) to prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                  (iv) to file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, a plan description, annual reports, terminal reports and supplementary reports;

                  (v) to file with the Secretary of the Treasury and the Pension Benefit Guaranty Corporation all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                  (vi) to exercise any authority of a "plan administrator" or an "administrator" as defined in Code Section 414(g) and Section 3(16)(A) of the Act; and

                  (vii) to do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

         (e) To enable the Committee to perform its functions, the Company shall supply, or cause to be supplied, full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Company shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Company. The Committee, the Company and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

         (f) The Company, by action of its Board of Trustees, Chief Executive Officer, or any person to whom the Board of Trustees or Chief Executive Officer has delegated such authority, may designate any person or committee other than the Committee to exercise any of its authority as plan administrator. If at any time a Committee has not been appointed, or for any reason is not functioning, under this Section 7.04, and no other officer has been specifically designated, the authority of the Company as plan administrator shall be exercised by the Company's senior officer responsible for human resources, or persons acting under such officer's authority and supervision. In such event, all references in this Plan or the Trust to the "Committee" shall be deemed to refer instead to the person or body so authorized to exercise the Company's authority as plan administrator. Even if the Committee is functioning, such officer, or persons acting under his authority and supervision, may also exercise any authority of the Plan Administrator that is necessary or convenient for the routine administration and maintenance of the Plan or the protection of Plan assets, and any such exercise of authority by a person acting within the scope of his normal duties shall be presumed authorized, subject to the review of his supervisors and the Committee.

         7.05 STANDARD OF FIDUCIARY DUTY. Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Section 406 of the Act, or Section 4975 of the Code, in the performance of its duties hereunder.

         7.06 CLAIMS PROCEDURE. Any Participant, Former Participant, Beneficiary or authorized representative of any such person (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within 90 days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim. Such 90 day period may be extended by up to an additional 90 days if notice of the extension is given to the Claimant by the end of the first 90 day period. If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

                  (i)      the specific reason or reasons for denial;

                  (ii) specific reference to pertinent Plan provisions on which the denial is based;

                  (iii) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claims review procedures and the time limits applicable to such procedures; and

                  (v) for claims filed on or after January 1, 2002, an explanation of the Claimant's right to bring an action under Section 502(a) of the Act following an adverse determination on review.

         Any Claimant whose claim for benefits has been denied, may appeal such denial by re-submitting to the Committee, within 60 days of the date the Claimant receives notice of such denial, a written statement requesting a further review of the decision. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

         If the Claimant shall request in writing, the Committee shall make available for examination of the Claimant free of charge, reasonable access to and copies of the Plan documents and any other evidence which was considered by the Committee and pertinent to his claim or, effective for claims filed on or after January 1, 2002, any documents, records or other information that is relevant to his claim.

         Within 60 days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision. Such 60 day period may be extended by up to an additional 60 days if the Committee determines that such extension is necessary and notice of the extension is given to the Claimant by the end of the first 60 day period Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based.

                                    Article 8

                            AMENDMENT AND TERMINATION

         8.01 RIGHT TO AMEND. The Company intends for the Plan to be permanent so long as the Company exists; however, it reserves the right to modify, alter, or amend this Plan from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Section 401(a) of the Code or to insure compliance with the Act; provided, however, that the Employer shall not have the authority to amend the Plan in any manner which will:

                  (i) Permit any part of the Fund (other than such part as is used to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

                  (ii) Cause or permit any portion of the assets of the Fund to revert to or become the property of the Employer, other than as already provided under the Plan;

         Amendments to the Plan shall be adopted by the Board of Trustees of the Company or any person to whom the Board may delegate the authority to amend; provided that the Chief Executive Officer of the Company or the senior officer of the Company responsible for human resources matters may approve any amendment to the Plan that he reasonably determines to be administrative, ministerial or technical in nature, necessary or appropriate to implement a resolution adopted by the Board of Trustees, or necessary to preserve the tax qualified status of the Plan or comply with any applicable law.

         8.02     TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS.

         (a) The Company shall have the right at any time to terminate this Plan or to discontinue permanently its contributions hereunder (hereinafter referred to as a "Plan Termination"). Plan Termination shall be effective as of the date stated in a resolution of the Company (or its designated agent) to that effect.

         (b) Subject to the provisions of Subsection (c) below, the Plan will terminate as to an individual Employer on the first to occur of the following:

                  (i) The date it is terminated by that Employer if thirty days' advance written notice of the termination is given to the Committee, the Trustees and the other Employers.

                  (ii) The date it is terminated with respect to that Employer by the Company, if thirty days' advance written notice of the termination is given to that Employer, the Committee, the Trustees and the other Employers.

                  (iii) The date that Employer is judicially declared bankrupt or insolvent.

                  (iv) The date that Employer completely discontinues its contributions under the Plan.

                  (v) The dissolution, liquidation, merger, consolidation or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets.

         (c) The provisions of Subsection (b) above shall be subject to the following:

                  (i) If an Employer is dissolved, liquidated, merged, consolidated or reorganized, or if an Employer sells all or substantially all of its assets, arrangements may be made with the consent of the Company whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which event the successor or purchaser will be substituted for that Employer under the Plan and the Plan shall continue in effect without a termination thereof as to that Employer.

                  (ii) If any Employer is dissolved, liquidated, merged or in any way reorganized into, or is consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

                  (iii) If any of the events described in Subsection (b) should occur but some or all of the Participants employed by the Employer are transferred to employment with one or more other Employers coincident with or immediately following the occurrence of such event, the Plan as applied to those Participants will automatically continue in effect without a termination thereof.

         (d) If the Plan as applied to all Employers, or as applied to any individual Employer, is terminated or partially terminated for any reason, or contributions to the Plan are discontinued, the date of such termination or partial termination or complete discontinuance of contributions shall be a Valuation Date and all adjustments required under the Plan as of a Valuation Date which is the last day of the Plan Year then shall be made. The Accounts of Participants with respect to whom there has been a termination of the Plan or a partial termination of the Plan shall become nonforfeitable as of that date.

         (e) The termination or discontinuance pursuant to this Section shall not terminate the Trust or operate to accelerate any payments or distributions hereunder, and the Trustee shall continue to administer the Trust in accordance with its terms and the provisions hereof. Notwithstanding the foregoing, on and after the date of termination of the Plan or permanent discontinuance of contributions, as aforesaid, the Committee, in its discretion, may, subject to Section 401(k)(10) of the Code, provide for distributions of the amounts in the Accounts of any Participant at the end of any Plan Year before the occurrence of any of the events described in Article 6 which trigger distribution rights. At such time as settlement has been completed with respect to all persons entitled to any portion of the Trust Fund, the Trust shall terminate and the Trustee shall be discharged.

                                    Article 9

                                  MISCELLANEOUS

         9.01 HEADINGS. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         9.02 ACTION BY EMPLOYER. Any action by an Employer under this Plan shall be by resolution of the Employer, by its board of directors or trustees, if applicable, or by any person or persons duly authorized to take such action.

         9.03 SPENDTHRIFT CLAUSE. Except as otherwise provided by law, none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan, except to the extent expressly provided herein to the contrary.

         This Section shall not apply to any benefit payable under the Plan to a Participant to the extent such benefit is payable, in whole or in part, to any person other than a Participant or Beneficiary pursuant to a "qualified domestic relations order" (as defined in Section 414(p) of the Code). The Committee shall adopt rules for determining whether a court order is a "qualified domestic relations order" and for administering benefits and Plan assets pending such determinations and pursuant to "qualified domestic relations orders." Amounts may be distributed pursuant to a qualified domestic relations order notwithstanding the fact that the Participant has not incurred a Termination of Employment or attained the age of 55.

         9.04 DISCRIMINATION. The Company, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of officers, stockholders, or highly paid Employees.

         9.05 RELEASE. Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Committee and any Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be.

         9.06 COMPLIANCE WITH APPLICABLE LAWS. The Committee shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, the Act and all other applicable laws, regulations, and rulings.

         9.07 AGENT FOR SERVICE OF PROCESS. The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Illinois as the agent for the service of process for The Equity Residential Properties Trust.

         9.08     MERGER.

         (a) In the event of any merger or consolidation of the Plan with any other qualified plan, or the transfer of assets or liabilities between the Plan and any other qualified plan, each affected participant must receive (assuming that the recipient plan would terminate) the benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit such participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the plan in which the participant had been participating had then terminated).

         (b)      No cutback in accrued benefit rights that would violate
Section 411(d)(6) of the Code shall be permitted in connection with any merger, consolidation or transfer under this Section 9.08 and any accrued benefit rights set forth in any other plan and not specifically set forth in this Plan shall be deemed incorporated into this Plan, solely to the extent necessary to satisfy the condition of this sentence.

         9.09 GOVERNING LAW. The Plan shall be governed by the laws of the State of Illinois to the extent that such laws are not preempted by Federal law.

         9.10 ABSENCE OF GUARANTEE. Neither the Fiduciaries nor the Employers in any way guarantee the Trust Fund from loss or depreciation. While it is the intention of the Employers that the Plan be permanent, the Employers do not guarantee the continuation thereof or contributions thereto for any Plan Year. All payments to be made under the Plan shall be made solely out of the Trust Fund and neither the Employers nor the Trustee in any way guarantee, or shall be personally responsible for, the payment of any amount which may be or become due to any person from the Trust Fund. The Employers and the Committee shall not incur any liability for any act or omission of any Trustee, nor shall any Trustee incur any liability for any act or omission of the Employers or the Committee or of another Trustee.

         9.11 LITIGATION. In any action or proceeding regarding the assets or administration of the Plan, Participants, Employees or former Employees, Beneficiaries or any other persons having or claiming to have an interest in the Plan shall not be necessary parties and shall not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this Plan. To the extent permitted by law, if a legal action is begun against the Company, any Employer, the Trustee, members of the Committee, or their respective employees or agents by or on behalf of any person, and such action results adversely to such person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs to such person defending the action will be charged to the amounts, if any, which were involved in the action or were payable to the Participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this Plan shall constitute a release of the Company, each Employer, the Trustee, the members of the Committee and their respective employees and agents from any and all liability and obligation not involving willful misconduct or gross neglect.

                                   Article 10

                                 TOP HEAVY RULES

         10.01 GENERAL RULE. If the Plan is or becomes top-heavy in any Plan Year, the provisions of this Article 10 will supersede any conflicting provision in the Plan.

         10.02    DEFINITIONS.

         (a) KEY EMPLOYEE, effective January 1, 2002, shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year was an officer of an Employer whose annual compensation exceeded $130,000 (as indexed pursuant to Section 416(i) of the Code, a 5-percent owner of an Employer, or a 1-percent owner of an Employer who has annual compensation of more than $150,000. Not more than 50 Employees (or, if less, the greater of three or 10 percent of all Employees) shall be treated as officers. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

         (b) TOP-HEAVY PLAN: For any Plan Year, this Plan is top-heavy if any of the following conditions exist:

                  (i) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                  (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

                  (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

         (c) PERMISSIVE AGGREGATION GROUP: The Required Aggregation Group of plans, plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

         (d) REQUIRED AGGREGATION GROUP: (1) Each qualified plan of the Employer in which at least one Key Employee participates, and (2) any other qualified plan of the Employer which enables a plan described in (d)(1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

         (e) TOP-HEAVY RATIO: The Top-Heavy Ratio for any Plan Year is the ratio of the total account balances of all Key Employees to the total account balances of all Participants as of the last day of the immediately preceding Plan Year. Any distribution made to an Employee within one year prior to such date (five years if the distribution was made for any reason other than separation from service, disability or death), including any distribution from a terminated plan which, if it had not been terminated, would be part of a Required Aggregation Group, shall be included in the Employee's account balance. If any defined benefit plan is included in an Aggregation Group, the present value of benefits under such plan, determined using the actuarial assumptions in effect under such plan, shall be used instead of account balances.

         10.03    MINIMUM ALLOCATION.

         (a)      The Employer Contributions, less Forfeitures allocated under
Section 6.06, allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and Forfeitures, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation (to be known as the "Employer Top-Heavy Contribution") is determined without regard to any Social Security contribution. The Employer Top-Heavy Contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (ii) the Participant's failure to make Employee Contributions to the Plan, or (iii) Compensation less than a stated amount.

         (b) The provisions of paragraph (a) above shall not apply to any Participant who was not employed by an Employer on the last day of the Plan Year.

         10.04 NONFORFEITABILITY OF EMPLOYER TOP-HEAVY CONTRIBUTION. To the extent it is required to be nonforfeitable under Section 416(b) of the Code, any Employer Top-Heavy Contribution may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

         10.05 VESTING. For any Plan Year in which the Plan is top-heavy, the vesting schedules with respect to Employer Profit Sharing and Matching Contributions shall be based on completed Years of Credited Service then standing to the Participant's credit:

                  Years of Credited Service          Vested Percentage
                  -------------------------          -----------------

                            0-1                               0%

                             2                               25%

                             3                               50%

                             4                               75%

                             5 or more                      100%

No change in the vesting schedule due to this Section shall operate to reduce any Participant's vested interest in any of his Accounts.

         IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed below by its duly authorized officers on this 27 day of February, 2002, to be effective as of January 1, 2001.




                               EQUITY RESIDENTIAL PROPERTIES TRUST

                               By: /s/ Bruce Strohm
                               -------------------------------------------------
                               Title: Excecutive Vice President, General Counsel





ATTEST:

Colleen Runyon

Manager, Financial Benefits
---------------------------

Name and Title